UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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MPS Group, Inc.

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MPS GROUP, INC.

1 INDEPENDENT DRIVE

JACKSONVILLE, FLORIDA 32202

APRIL 15, 2008

DEAR MPS GROUP, INC. SHAREHOLDER:

On behalf of the Board of Directors and management of MPS Group, Inc. (the “Company”), we cordially invite you to attend the annual meeting of shareholders (the “Annual Meeting”) to be held on Wednesday, May 14, 2008, at The Ponte Vedra Inn and Club, 200 Ponte Vedra Boulevard, Ponte Vedra Beach, Florida 32082, at 9:00 a.m., local time. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting.

In addition to the specific matters to be acted upon, there will be a report on the operations of the Company. Directors and officers of the Company will be present to respond to shareholders’ questions.

It is important that your shares be represented at the Annual Meeting. Regardless of whether you plan to attend, you are requested to mark, sign, date, and promptly return the enclosed proxy card in the envelope provided, or vote in any other manner described on your proxy card. If you attend the Annual Meeting, which we hope you will do, you may vote in person even if you have previously mailed a proxy card.

Sincerely,

DEREK E. DEWAN Chairman of the Board of Directors	TIMOTHY D. PAYNE President and Chief Executive Officer

MPS GROUP, INC.

1 INDEPENDENT DRIVE

JACKSONVILLE, FLORIDA 32202

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 14, 2008

TO THE HOLDERS OF COMMON STOCK:

PLEASE TAKE NOTICE that the annual meeting of shareholders (the “Annual Meeting”) of MPS Group, Inc. (the “Company”) will be held on Wednesday, May 14, 2008, at 9:00 a.m., local time, at The Ponte Vedra Inn and Club, 200 Ponte Vedra Boulevard, Ponte Vedra Beach, Florida 32082.

The Annual Meeting will be held for the following purposes:

1.	To elect nine directors to serve terms scheduled to end in conjunction with the next annual meeting of shareholders, and until their successors are elected and qualified;

2.	To approve an amendment to increase the number of shares of common stock available for issuance under the MPS Group, Inc. 2004 Equity Incentive Plan by 5 million shares;

3.	To approve the MPS Group, Inc. 2008 Non-Executive Equity Incentive Plan; and

4.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

All shareholders are cordially invited to attend the Annual Meeting; however, only shareholders of record at the close of business on March 28, 2008, are entitled to notice of, and to vote at, the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 14, 2008

Pursuant to new rules promulgated by the Securities and Exchange Commission, we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a proxy card, and by notifying you of the availability of our proxy materials on the Internet. This Proxy Statement and our 2007 Annual Report to Shareholders are available at http://www.mpsgroup.com in the “SEC Filings” section under the “Investors” tab.

By Order of the Board of Directors,

GREGORY D. HOLLAND Senior Vice President, Chief Legal Officer, and Secretary

Dated: April 15, 2008

Jacksonville, Florida

REGARDLESS OF WHETHER YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE MARK, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED SELF-ADDRESSED ENVELOPE, POSTAGE FOR WHICH HAS BEEN PROVIDED, OR VOTE IN ANY OTHER MANNER DESCRIBED ON YOUR PROXY CARD. YOUR PROMPT RESPONSE IS APPRECIATED.

MPS GROUP, INC.

1 INDEPENDENT DRIVE

JACKSONVILLE, FLORIDA 32202

PROXY STATEMENT FOR ANNUAL MEETING OF

SHAREHOLDERS TO BE HELD MAY 14, 2008

INTRODUCTION

This Proxy Statement and the enclosed form of proxy are first being sent to shareholders of MPS Group, Inc., a Florida corporation (the “Company”, “MPS Group”, “we”, “our” or “us”), on or about April 15, 2008, in connection with the solicitation by the Company’s Board of Directors (the “Board of Directors” or the “Board”) of proxies to be used at the annual meeting of shareholders (the “Annual Meeting”) of the Company to be held on Wednesday, May 14, 2008, at 9:00 a.m., local time, or at any adjournment thereof. The Annual Meeting will be held at The Ponte Vedra Inn and Club, 200 Ponte Vedra Boulevard, Ponte Vedra Beach, Florida 32082.

Only shareholders of record at the close of business on March 28, 2008 (the “Record Date”), will be entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. As of the Record Date, the Company had outstanding 94,342,768 shares of common stock, $0.01 par value (the “Common Stock”).

VOTING PROCEDURES

The Board of Directors has designated Derek E. Dewan and Timothy D. Payne, and each or either of them, as proxies to vote the shares of Common Stock solicited on its behalf. If the enclosed form of proxy is executed and returned, or if a proxy is voted by telephone or over the Internet, it may nevertheless be revoked at any time before it has been exercised by: (i) giving written notice to the secretary of the Company; (ii) delivery of a later dated proxy; (iii) voting or re-voting, as the case may be, a proxy by telephone or over the Internet at a later date; or (iv) attending the Annual Meeting, notifying the secretary of the Company or his delegate, and voting in person. The shares represented by the proxy will be voted in accordance with the directions given, unless the proxy is mutilated or otherwise received in such form as to render it illegible. If sufficient votes in favor of the election of directors or approval of the other proposals are not received by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies.

Each outstanding share of Common Stock is entitled to one vote. A majority of shares entitled to vote and represented in person or by proxy at a meeting of the shareholders constitutes a quorum. Abstentions and “broker non-votes” will be included in determining the presence of a quorum at the Annual Meeting. Broker non-votes are proxies received from brokers or other nominees holding shares on behalf of their clients, or in “street name” (as defined below), who have not received voting instructions from their clients with respect to non-routine matters. Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Shares may be voted for or withheld from each nominee. Although abstentions and broker non-votes are counted for quorum purposes, abstentions and broker non-votes will have no effect under Florida law in the election of directors in Proposal One. The approval of Proposal Two and Proposal Three each requires the affirmative vote of a majority of the shares present or represented at the Annual Meeting and actually cast on such Proposal. Because broker non-votes are not shares entitled to vote, they will have no effect on the approval of Proposal Two or Proposal Three. If any other matters come before the Annual Meeting, they will be approved if a majority of votes cast by the holders of the shares represented at a meeting at which a quorum is present and entitled to vote on the subject matter affirm such matter, unless a greater number of affirmative votes or voting by classes is required by the Florida Business Corporation Act, or the Company’s bylaws or articles of incorporation.

If your shares of Common Stock are held by a broker, bank, or other nominee (i.e., in “street name”), you will receive instructions from your nominee which you must follow in order to have your shares voted, and which may appear on the special proxy card provided to you by your nominee (also called a “voting instruction form”). Your nominee may offer you different methods of voting, such as by telephone or Internet. If you do hold your shares in “street name” and plan on attending the Annual Meeting, you should request a proxy from your broker or other nominee holding your shares in record name on your behalf in order to attend the Annual Meeting and vote at that time (your broker may refer to it as a “legal” proxy).

PROPOSAL ONE:

ELECTION OF DIRECTORS

At the Annual Meeting, nine individuals will be elected to serve as directors of the Company for terms scheduled to end in conjunction with the next annual meeting of shareholders, and until their successors are duly elected and qualified. Each nominee has consented to be named herein and to serve as a director, if elected. However, if any nominee becomes unavailable for election, it is the intention of the persons named in the accompanying form of proxy to nominate such other person as they may in their discretion determine, in which event the shares will be voted for such other person.

Proxies cannot be voted for a greater number of persons than the number of nominees named below. It is the intention of the persons named in the accompanying form of proxy, absent contrary instructions thereon, to vote such proxy for the election to the Board of Directors of the nine individuals nominated below.

Information concerning the Board’s nominees, based on data furnished by them, is set forth below. They are all currently directors of the Company. The Board of Directors has determined that at least seven of the nine nominees are independent directors under the listing standards of the New York Stock Exchange (the “NYSE”).

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE FOLLOWING NOMINEES.

Name (Age)	Positions With the Company; Principal Occupations During Past 5 Years; Other Directorships	Year First Became Director of the Company
Derek E. Dewan (52)	Chairman of the Board of the Company since June 1996; president and chief executive officer of the Company from January 1994 to November 2000 and March 2001, respectively; partner with the accounting firm of Coopers & Lybrand LLP (now PricewaterhouseCoopers LLP) for more than five years prior to joining the Company, most recently as the managing partner of the Jacksonville, Florida office; member of the SMU Cox School of Business Executive Board.	1994

Timothy D. Payne (49)	President and chief executive officer of the Company since March 2001, and executive officer of one or more subsidiaries of the Company since 1996; member of the board of trustees of Jacksonville University.	2000

Peter J. Tanous (69)*•	President of Lynx Investment Advisory, LLC, a financial advisory firm to individuals and institutions, since 1992; previously, executive vice president of Bank Audi (U.S.A.), chairman of Petra Capital Corporation, and first vice president and international regional director with Smith Barney; director of Worldcare, Ltd.	1997

Name (Age)	Positions With the Company; Principal Occupations During Past 5 Years; Other Directorships	Year First Became Director of the Company
T. Wayne Davis (61)•†*	Private investor for the past five years; chairman of the board and president of Tine W. Davis Family-WD Charities, Inc.; director of Enstar Group, Inc.	1994

John R. Kennedy (77)•†*	Retired as president, chief executive officer, and director of paper products manufacturer Federal Paper Board Company, Inc. in 1996, after 44 years with that company.	1999

Michael D. Abney (72)*•	Retired as senior vice president and chief financial officer of the Company in December 2000; senior vice president of the Company from March 1995, and chief financial officer of the Company from November 1992; partner with Coopers & Lybrand LLP (now PricewaterhouseCoopers LLP) for 22 years prior to joining the Company, most recently as the managing partner of the Jacksonville, Florida office; member of the advisory board for the Fisher School of Accounting at the University of Florida; member of the advisory board for the Warrington College of Business at the University of Florida.	1997

William M. Isaac (64)*•	Chairman of The Secura Group, an LECG company, a consulting firm providing advisory services to financial institutions, since 1986; senior partner with the law firm of Arnold & Porter in Washington, D.C., from 1986 to 1993; chairman of the Federal Deposit Insurance Corporation (“FDIC”), from August 1981 to October 1985, and member of the board of the FDIC, from 1978 through 1985; advisory director of BankCap Partners; director of The Ohio State University Foundation and Goodwill Industries of Sarasota; chairman of various family-owned real estate companies.	2000

Darla D. Moore (53)†	Partner and executive vice president, Rainwater, Inc., a private investment firm, since 1993; member of the advisory board of JP Morgan Chase & Co.; trustee of The South Financial Group, a financial services company; trustee of the New York University School of Medicine Foundation; member of the board of trustees of the University of South Carolina; chairwoman and founder of The Palmetto Institute, a private policy research group based in South Carolina.	2002

Arthur B. Laffer, Ph.D. (67)•†	Chairman of Laffer Associates, an economic research and financial consulting firm, since 1979; chairman of Laffer Investments, an investment management firm, since 1999; director of OXiGENE, Inc. and Nicholas-Applegate Institutional Funds.	2003

*	Current member of the corporate governance and nominating committee.
•	Current member of the audit committee.
†	Current member of the compensation committee.

Board of Directors and Committees

The Board of Directors has standing audit, compensation, and corporate governance and nominating committees. Members of these committees are generally elected annually by the Board of Directors, but changes may be made at the Board’s discretion at any time. The committees operate pursuant to separate written charters adopted by the Board, which are available on our website at www.mpsgroup.com in the “Corporate Governance” section under the “Investors” tab. Regular meetings of the Board of Directors are held approximately six times per year, with special meetings as needed. Each director attended at least 75% of the meetings of the Board and committees on which he or she served in 2007. The Board of Directors held eight meetings during 2007.

Audit Committee.    The audit committee is comprised of Messrs. Tanous (Chairman), Davis, Isaac, Kennedy, Abney, and Dr. Laffer. The Board has determined that each member of the audit committee is “independent” and “financially literate” within the meaning of the listing standards of the NYSE. The Board of Directors has also determined that by virtue of his business and professional experience, some of which is outlined in the biographical information above, Mr. Isaac is an “audit committee financial expert” as defined by the applicable rules of the Securities and Exchange Commission (“SEC”). This committee is primarily concerned with assisting Board oversight of the integrity of the Company’s financial statements and the Company’s compliance with legal and regulatory requirements. The committee’s principal responsibilities include selecting the independent auditor, assessing the independent auditor’s qualifications and independence, and reviewing with the independent auditor the scope, conduct, and results of the integrated audit of the Company’s financial statements and effectiveness of the Company’s internal control over financial reporting. The committee also reviews with management and the independent auditor the Company’s financial reporting activities and oversees its system of internal financial and disclosure controls and procedures. The committee also approves audit, audit-related, tax, and non-audit services provided to the Company by the independent auditor, and oversees the activities and performance of the Company’s internal auditors. The audit committee met eleven times during 2007.

Compensation Committee.    The compensation committee is comprised of Messrs. Davis (Chairman) and Kennedy, Ms. Moore, and Dr. Laffer. The Board has determined that each member of the compensation committee is “independent” within the meaning of the listing standards of the NYSE. This committee is responsible for reviewing and approving the compensation arrangements for senior management of the Company, including setting and attainment of annual compensation goals and awards for the chief executive officer and determining his compensation, and for administering the Company’s compensation plans. The compensation committee also makes determinations, or recommendations to the Board, concerning director compensation, and the submission to shareholders of any compensation plans in which officers and directors of the Company are eligible to participate, and which require shareholder approval. The compensation committee met six times during 2007.

Corporate Governance and Nominating Committee.    The corporate governance and nominating committee is comprised of Messrs. Kennedy (Chairman), Tanous, Davis, Isaac, and Abney. The Board has determined that each member of the corporate governance and nominating committee is “independent” within the meaning of the listing standards of the NYSE. This committee’s principal responsibilities are to oversee compliance with the Company’s corporate governance practices and investigate and recommend for nomination potential members of the Board. This committee orchestrates the development and review of our corporate governance principles and oversees the evaluation of the Board and executive management. The corporate governance and nominating committee met three times during 2007.

Director Nominations

Nominations Process.    The corporate governance and nominating committee is responsible for considering and making recommendations to the Board concerning director nominees to recommend to the shareholders in connection with the Company’s annual meeting of shareholders, and for making recommendations to the Board concerning nominees for appointments to fill any vacancy on the Board and its committees. To fulfill these responsibilities, the corporate governance and nominating committee periodically considers and makes recommendations to the Board regarding what experience, talents, skills, and other characteristics the Board as a whole should possess in order to maintain its effectiveness. In determining whether to nominate an incumbent director for reelection, the Board and committee evaluate the incumbent’s continued service, in light of the Board’s collective requirements, and considers his or her record of participation and involvement, at the time each such director comes up for reelection.

When the need for a new director arises (whether because of a newly created Board seat or a vacancy), the corporate governance and nominating committee proceeds by whatever means it deems appropriate to identify a qualified candidate or candidates, including by engaging director search firms, as well as considering referrals from other directors or management, or shareholders pursuant to the process below. The committee reviews the qualifications of each candidate, in light of the current composition of the Board, and considers the relative qualifications of any other candidates. Final candidates are generally interviewed by one or more Board members. The committee then makes a recommendation to the Board based on its review, the results of interviews with the candidates, and all other available information. The Board makes the final decision on whether to extend to any particular candidate an invitation to join the Board.

Director Qualifications.    The corporate governance and nominating committee is responsible for considering and making recommendations to the Board concerning criteria for the selection of qualified directors. At a minimum, directors should possess high moral character and personal integrity, demonstrated professional accomplishment, the ability to devote sufficient time to carry out the duties of a director, and meet any requirements specified in the Company’s bylaws, the rules or regulations of the SEC, and the listing standards of the NYSE. In addition to these minimum qualifications for candidates, the Board and the corporate governance and nominating committee may consider all information relevant in their business judgment to the decision of whether to nominate a particular candidate for a particular seat, taking into account the then-current composition of the Board. These factors may include a candidate’s professional and educational background, reputation, industry knowledge, and business experience, and the relevance of those characteristics to the Company and the Board. The Board and the committee may consider whether the candidate will complement or contribute to the overall mix of talents, skills, and other characteristics needed to maintain the Board’s effectiveness, whether the candidate is aligned with the special interests of a particular group or position which may not broadly represent the interests of shareholders or the Company, and the candidate’s ability to fulfill the responsibilities of being a director and member of one or more of the Board’s standing committees.

Shareholder Nominations.    Nominations of individuals for election to the Board at any meeting of shareholders at which directors are to be elected may be made by any shareholder entitled to vote for the election of directors at that meeting, by complying with the procedures set forth in the Company’s bylaws. Those procedures provide that any such shareholder nomination for director must be received by the Company no later than the deadline for submitting shareholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as set forth below in the section of this Proxy Statement entitled “Shareholder Proposals.”

The corporate governance and nominating committee will also consider recommending to the Board that it include in the Board’s recommended slate of Board nominees for a meeting of shareholders a nominee submitted to the Company by a shareholder. In this connection, the nominating shareholder should submit detailed biographical information about the nominee and nominating shareholder to the secretary of the Company within the time period prescribed by the Company’s bylaws. The nominating shareholder should expressly indicate that such shareholder desires that the Board and corporate governance and nominating committee consider such shareholder’s nominee for inclusion in the Board’s slate of recommended Board nominees for consideration and approval at the shareholder meeting. The nominating shareholder and shareholder’s nominee should also undertake to provide, and consent to the Company obtaining, all other information the Board and committee may request in connection with their evaluation of the nominee, including the types of information referred to above relative to director qualifications.

In evaluating shareholder nominees for inclusion in the Board’s slate of recommended nominees, the Board and corporate governance and nominating committee may consider all relevant information, including the qualifications described above, any vacancies on the Board, the size and duration of the nominating shareholder’s holdings in the Company, whether the nominee is independent of the nominating shareholder and able to broadly represent the interests of the Company and its shareholders, and the apparent interests and/or intentions of the nominating shareholder in nominating the nominee.

Director Independence

The Board of Directors has affirmatively determined that the following majority of the Board members are independent under the listing standards of the NYSE: Messrs. Davis, Tanous, Kennedy, Isaac, Abney, Ms. Moore, and Dr. Laffer. In evaluating director independence, the Board of Directors considered all relevant facts, circumstances, relationships, and transactions brought to its attention between each director, his or her immediate family members, or any business, charity, or other entity in which the director has a material interest, on the one hand, and the Company, its affiliates, or the Company’s senior management, on the other hand. The Board of Directors applied corporate governance guidelines in making director independence determinations that include the following categorical standards to guide the Board in evaluating director independence:

•	Whether a relationship is of a type and degree that would preclude a determination of independence under Section 303A.02 of the NYSE Listed Company Manual; and

•	Whether a relationship is of a type or degree that would require disclosure pursuant to Item 404 of SEC Regulation S-K.

Attendance at Annual Meetings

The Company expects its directors to attend the annual meeting of shareholders. In 2007, eight of nine directors attended the annual meeting of shareholders.

Meetings of Non-Management Directors

The non-management members of the Board of Directors meet in executive session without management at least three times annually, and at least one executive session is a meeting solely of the independent directors. Mr. Isaac currently serves as the presiding director at the executive sessions.

Communicating With the Directors

Any interested party may contact the Board of Directors, any director, or the non-management directors as a group, by sending an email to directors@mpsgroup.com, or by mail c/o the secretary, MPS Group, Inc., 1 Independent Drive, Jacksonville, Florida 32202. The writer should specify to whom the communication is intended, or it will be conveyed to the Board of Directors as a group. The Company’s management may first review, sort, and summarize such communications, and screen out solicitations for goods or services, as well as inappropriate or profane communications, or those communications unrelated to the Company or its business. All such communications delivered to the Board or any director containing a return address will receive a written acknowledgement confirming receipt.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information about our equity compensation plans as of December 31, 2007:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights (1) (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders:
2004 Equity Incentive Plan	1,767,684	$8.99	1,110,583
2004 Non-Employee Director Equity Incentive Plan	320,000	$10.60	170,000
Amended and Restated 1995 Stock Option Plan	1,503,333	$6.93	—
1993 Non-Employee Director Plan	849,000	$8.03	—
Amended and Restated 2001 Employee Stock Purchase Plan	—	—	434,628

TOTAL	4,440,017	$8.22	1,715,211

Equity compensation plans not approved by security holders:
Executive Option Plan(2)	150,000	$6.00	—
Option Plan(3)	764	$6.52	—

TOTAL	150,764	$6.00	—

TOTALS	4,590,781	$8.15	1,715,211

(1)	The weighted-average remaining term for the 4,590,781 options outstanding is 5.31 years.
(2)	The Executive Option Plan was approved by the compensation committee and was effective January 1999. No additional shares will be issued under this plan.
(3)	The Company assumed the stock option plan from a prior year acquisition. No additional shares will be issued under this plan.

As of April 4, 2008, the aggregate number of available shares from existing plans totaled 11,553. As of the same date, the number of outstanding full value awards outstanding (restricted stock) was 4,156,302. The number of outstanding options was 4,418,796, with a weighted-average exercise price of $7.95 and a weighted-average remaining term of 5.10 years. These figures as of April 4, 2008 exclude securities remaining available under the Amended and Restated 2001 Employee Stock Purchase Plan referenced above.

PROPOSAL TWO:

APPROVAL OF AMENDMENT TO THE

MPS GROUP, INC. 2004 EQUITY INCENTIVE PLAN

The Board is proposing for shareholder approval an increase in the aggregate number of shares of Common Stock that may be available for future awards under the MPS Group, Inc. 2004 Equity Incentive Plan (the “2004 Equity Plan”) by an additional 5 million shares. The aggregate number of shares originally available for issuance under the 2004 Equity Plan was 5.7 million shares, plus lapsed or cancelled awards outstanding at the time under a prior equity compensation plan. There remained about 11,553 shares available for future awards under the 2004 Equity Plan at the time of the mailing of this Proxy Statement. The proposed increase in shares available for issuance under the 2004 Equity Plan would enable the Company to continue to realize the important benefits of equity compensation. No other changes are proposed to the 2004 Equity Plan.

The Board adopted the 2004 Equity Plan in April 2004, at the recommendation of the compensation committee and upon consultation with an independent compensation consultant, and it was approved by the shareholders in May 2004. The 2004 Equity Plan serves to secure the important benefits of equity awards to management, employees, directors, and other key participants and provides for the award of stock options, restricted stock, restricted stock units, stock appreciation rights (“SARs”) and performance shares.

The objectives of the 2004 Equity Plan are to attract, motivate, and retain employees, directors, consultants, advisors, and other persons who perform services for the Company with compensation opportunities that are competitive with other companies, provide incentives to those individuals who contribute significantly to the long-term performance and growth of the Company and its affiliates, and to align the long-term financial interests of employees and other individuals who are eligible to participate in the 2004 Equity Plan with those of shareholders.

The amendment to increase the shares of Common Stock available for award under the 2004 Equity Plan was adopted by the Board of Directors subject to shareholder approval. Therefore, such amendment will not become effective if the shareholders do not approve it.

Vote Required

The approval of Proposal Two requires the affirmative vote of a majority of the shares present or represented at the Annual Meeting and actually cast on the Proposal. Proposal Two is independent of Proposal Three, and approval of Proposal Two is not conditioned on the approval or disapproval of Proposal Three.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL TWO.

Description of the 2004 Equity Plan

The following description is a summary of the material features of the 2004 Equity Plan, as amended to include the increased shares reflected above in Proposal Two, and is qualified in its entirety by reference to the 2004 Equity Plan, a copy of which is attached to this Proxy Statement as Appendix A.

General. The 2004 Equity Plan is administered by the compensation committee of the Board or such other committee (the “Committee”) consisting of two or more members as may be appointed by the Board to administer the 2004 Equity Plan. If any member of the Committee does not qualify as (i) a “Non-Employee

Director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and (ii) an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), a subcommittee of the Committee shall be appointed to grant awards to certain executive officers, such as those officers who are subject to Section 16 of the Securities Exchange Act of 1934, and each member of such subcommittee shall satisfy the requirements of (i) and (ii) above. References to the Committee in this summary shall include and, as appropriate, apply to any such subcommittee. Subject to the requirement that shareholder approval be obtained for certain amendments, the 2004 Equity Plan may be amended by the Committee, in whole or in part, but no such action shall adversely affect any rights or obligations with respect to any awards previously granted under the 2004 Equity Plan, unless the participants affected by such amendment provide their written consent.

The persons eligible to participate in the 2004 Equity Plan include approximately five officers, 3,500 employees, nine directors, and any consultants, advisors or other persons who provide services to the Company.

The aggregate number of shares originally available for issuance under the 2004 Equity Plan was 5.7 million shares, plus lapsed or cancelled awards outstanding at the time under a prior equity compensation plan. There remained about 11,553 shares available for future awards at the time of the mailing of this Proxy Statement. The purpose of the proposal is to increase the shares of Common Stock available for future awards under the 2004 Equity Plan by an additional 5 million shares. The shares to be delivered under the 2004 Equity Plan will be made available from authorized but unissued shares of Common Stock, from treasury shares, from shares purchased in the open market, or otherwise.

Except to the extent the Committee determines that an award shall not comply with the performance based compensation provisions of Code Section 162(m), the maximum number of shares subject to options and SARs that, in the aggregate, may be granted pursuant to awards in any one calendar year to any one participant is five hundred thousand (500,000) shares, and the maximum number of shares of restricted stock and restricted stock units, and performance shares, that may be granted, in the aggregate, pursuant to awards in any one calendar year to any one participant is five hundred thousand (500,000) shares.

Shares awarded or subject to purchase under the 2004 Equity Plan, and that are not delivered or purchased, or are reacquired by the Company as a result of forfeiture or termination, expiration, or cancellation of an award, will be again available for issuance under the 2004 Equity Plan.

The Committee will determine the individuals to whom awards will be granted, the number of shares subject to an award, and the other terms and conditions of an award. To the extent provided by law, the Committee may delegate to one or more persons the authority to grant awards to individuals who are not named executive officers. As applicable, when used in this description of the 2004 Equity Plan, the phrase “Committee” also refers to any such individual to whom the Committee has delegated some of its authority to grant awards. The Committee may also provide in option or other agreements relating to awards under the 2004 Equity Plan for automatic accelerated vesting and other rights upon the occurrence of a change in control or upon the occurrence of other events as may be specified in such agreements.

Under the 2004 Equity Plan, participants may be granted stock options (incentive and nonqualified), SARs, restricted stock, restricted stock units, and performance shares, provided that non-employee directors are not eligible for grants of incentive stock options or performance shares.

Stock Options. The number of shares subject to a stock option, the type of stock option (i.e., incentive stock option or nonqualified stock option), the exercise price of a stock option (which shall be not less than the fair market value of a share on the date of grant), and the period of exercise (including upon termination of employment) will be determined by the Committee and set forth in an option or other agreement, provided that no option will be exercisable more than ten years after the date of grant.

Options granted under the 2004 Equity Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, including conditions related to the employment of, or provision of services by, a participant. The Committee shall determine and set forth in an option or other agreement the extent to which options are exercisable after termination of employment. The Committee may provide for deferral of option gains related to an exercise. The option price upon exercise shall be paid to the Company in full: (a) in cash, (b) by cash equivalent approved by the Committee, (c) by tendering (or attesting to the ownership of) previously acquired shares having an aggregate fair market value at the time of exercise equal to the total exercise option price, or (d) by a combination of (a), (b), and (c). The Committee may also allow cashless exercises as permitted under the Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the 2004 Equity Plan’s purpose and applicable law.

SARs. SARs granted under the 2004 Equity Plan entitle the grantee to receive an amount payable in shares and/or cash, as determined by the Committee, equal to the excess of the fair market value of a share on the day the SAR is exercised over the specified exercise price, which will not be less than the fair market value of a share on the grant date of the SAR. The exercise period of a SAR may not exceed 10 years. SARs may be granted in tandem with a related stock option or independently. If a SAR is granted in tandem with a stock option, the grantee may exercise the stock option or the SAR, but not both. The Committee shall determine and set forth in an award or other agreement the extent to which SARs are exercisable after termination of employment.

Restricted Stock/Restricted Stock Units. Restricted stock awards may be made either alone, in addition to, or in tandem with other types of awards permitted under the 2004 Equity Plan, and may be current grants of restricted stock or deferred grants. The terms of restricted stock awards, including the restriction period, performance targets applicable to the award, and the extent to which the grantee will have the right to receive unvested restricted stock following termination of employment or other events, will be determined by the Committee and be set forth in an agreement relating to such award. The restriction period for restricted stock and restricted stock units that are not subject to performance conditions will not be less than three years (but graded vesting may be provided), and for performance-based awards the restriction period will not be less than one year. Unless otherwise set forth in an agreement relating to a restricted stock award, the grantee of restricted stock shall have all of the rights of a shareholder of the Company, including the right to vote the shares and the right to receive dividends, provided that the Committee may require that any dividends on such shares of restricted stock be automatically deferred and reinvested in additional restricted stock or may require that dividends on such shares be paid to the Company to be held for the account of the grantee.

A restricted stock unit is an unsecured promise to transfer a share at a specified future date, such as a fixed number of years, retirement, or other termination of employment (which date may be later than the vesting date of the award at which time the right to receive the share becomes nonforfeitable). Restricted stock units represent the right to receive a specified number of shares at such times, and subject to such restriction period and other conditions, as the Committee determines. A participant to whom restricted stock units are awarded has no rights as a shareholder with respect to the shares represented by the restricted stock units, unless and until shares are actually delivered to the participant in settlement of the award. However, restricted stock units may have dividend-equivalent rights, if provided for by the Committee.

Performance Shares. Performance shares are awards granted in terms of a stated potential maximum number of shares, with the actual number and value earned to be determined by reference to the satisfaction of performance targets established by the Committee. Such awards may be granted subject to any restrictions, in addition to performance conditions, deemed appropriate by the Committee. Except as otherwise provided in an agreement relating to performance shares, a grantee shall be entitled to receive any dividends declared with respect to shares that have been earned but that have not yet been distributed to the grantee and shall be entitled to exercise full voting rights with respect to such shares.

Performance Measures. If awards granted or issued under the 2004 Equity Plan are intended to qualify under the performance based compensation provisions of Section 162(m) of the Code, the performance measure(s) to be used for purposes of such awards shall be chosen by the Committee from among the following (which may relate to the Company or a business unit, division, or subsidiary): earnings, earnings per share, consolidated pre-tax earnings, net earnings, operating income, EBIT (earnings before interest and taxes), EBITDA (earnings before interest, taxes, depreciation, and amortization), gross margin, gross margin growth, revenues, revenue growth, market value added, economic value added, return on equity, return on investment, return on assets, return on net assets, return on capital employed, return on incremental equity, total shareholder return, profit, economic profit, capitalized economic profit, after-tax profit, pre-tax profit, cash flow measures, cash flow return, sales, sales volume, revenue per employee, stock price, cost goals, budget goals, business expansion goals, and/or goals related to acquisitions or divestitures. The Committee can establish other performance measures for awards granted to participants that are not specified executive officers, or for awards granted to such executive officers that are not intended to qualify under the performance-based compensation provisions of Section 162(m) of the Code. In measuring performance, the Committee may adjust the Company’s financial results to exclude the effect of unusual charges or income items which distort year-to-year comparisons of results and other events, including acquisitions or dispositions of businesses or assets, recapitalizations, reorganizations, or reductions in force. With respect to certain executive officers, the Committee shall consider the provisions of Section 162(m) in making adjustments for awards intended to comply with Section 162(m). The Committee may also make adjustments to eliminate the effect of changes in tax or accounting rules and regulations.

Repricing. The 2004 Equity Plan prohibits the Company from reducing the exercise price of outstanding options without first receiving shareholder approval.

Federal Income Tax Consequences

The following is a brief summary of the current U.S. federal income tax consequences of awards made under the 2004 Equity Plan. This summary is general in nature and is not intended to cover all tax consequences that may apply to participants and the Company. Further, the provisions of the Code and the regulations and rulings thereunder relating to these matters may change.

Stock Options. A participant will not recognize any income upon the grant or purchase of a stock option. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding for Company employees) upon exercise of a nonqualified stock option equal to the excess of the fair market value of the shares purchased over the sum of the exercise price and the amount, if any, paid for the option on an after-tax basis. A participant will not recognize income upon exercise of an incentive stock option, except possibly for purposes of the alternative minimum tax, provided that the incentive stock option is exercised either while the participant is an employee of the Company or within three months (one year if the participant is disabled within the meaning of Section 22(e)(3) of the Code) following the participant’s termination of employment. If shares acquired by such exercise of an incentive stock option are held for the longer of two years from the date the option was granted, and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of such shares will be taxed as long-term capital gain or loss, and the Company will not be entitled to any deduction. If, however, such shares are disposed of within the above-described period, then in the year of such disposition the participant generally will recognize income taxable as ordinary income equal to the excess of (i) the lesser of the amount realized upon such disposition and the fair market value of such shares on the date of exercise over (ii) the exercise price.

SARs. A participant will not recognize any income upon the grant of a SAR. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding for Company employees) upon exercise of a SAR equal to the fair market value of any shares delivered and the amount of cash paid to the participant upon such exercise.

Restricted Stock Awards. A participant will not recognize taxable income at the time of the grant of a restricted stock award, and the Company will not be entitled to a tax deduction at such time, unless the participant makes an election under a special Code provision to be taxed at the time such restricted stock award is granted. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding for Company employees) at the time the restrictions on such restricted stock award lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. The amount of ordinary income recognized by a participant making the above-described special election or upon the lapse of the restrictions is deductible by the Company as compensation expense, except to the extent the limit of Code Section 162(m) applies. In addition, a participant receiving dividends with respect to shares subject to a restricted stock award for which the above-described election has not been made and prior to the time the restrictions lapse will recognize taxable compensation (subject to income tax withholding for Company employees), rather than dividend income, in an amount equal to the dividends paid.

Restricted Stock Units. A participant will not recognize taxable income at the time of the grant of a restricted stock unit, and the Company will not be entitled to a tax deduction at such time. When the participant receives shares pursuant to a restricted stock unit, the federal income tax consequences applicable to restricted stock awards, described above, will apply.

Performance Share Awards. A participant will not recognize taxable income upon the grant of a performance share award, and the Company will not be entitled to a tax deduction at such time. Upon the settlement of a performance share award, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding for Company employees) in an amount equal to the fair market value of any shares delivered and the amount of cash paid to the participant, and the Company will be entitled to a corresponding deduction.

The Company generally will be entitled to a tax deduction in connection with an award under the 2004 Equity Plan only in an amount equal to the ordinary income realized by the participant and at the time the participant recognizes such income. In addition, Code Section 162(m) contains special rules providing that annual compensation paid to certain of the Company’s executive officers will be deductible only to the extent that it does not exceed $1 million. However, the Company can preserve the deductibility of certain compensation in excess of $1 million if it complies with conditions imposed by Code Section 162(m) that are disclosed to and approved by the Company’s shareholders. We have structured the 2004 Equity Plan with the intention that compensation resulting from awards under the 2004 Equity Plan can qualify as “performance-based compensation” and, if so qualified, would be deductible.

PROPOSAL THREE:

APPROVAL OF MPS GROUP, INC.

2008 NON-EXECUTIVE EQUITY INCENTIVE PLAN

The Board is proposing for shareholder approval the 2008 Non-Executive Equity Incentive Plan (the “2008 Equity Plan”). The purpose of the 2008 Equity Plan is to make available Common Stock for future equity awards solely to employees and participants, other than our principal executive officer, principal financial officer, and certain other executive officers as may be determined by the Committee (as defined below). As of the date of this Proxy Statement, the Committee has determined that Messrs. Payne, Crouch, White, and Holland, and Ms. Tutor, would not be eligible for grants under the 2008 Equity Plan. The Board proposes that an aggregate of 2 million shares be made available under the 2008 Equity Plan to assist in retaining and motivating employees and participants, other than senior executive officers, and aligning their interests with those generally of the Company and its shareholders.

The 2008 Equity Plan serves to secure the important benefits of equity awards to employees, directors, and key participants, other than senior executive officers, and provides for the award of stock options, restricted stock, and restricted stock units.

The objectives of the 2008 Equity Plan are to attract, motivate, and retain employees, directors, consultants, advisors, and other persons who perform services for the Company with compensation opportunities that are competitive with other companies, provide incentives to those individuals who contribute significantly to the long-term performance and growth of the Company and its affiliates, and to align the long-term financial interests of employees and other individuals who are eligible to participate in the 2008 Equity Plan with those of shareholders.

The 2008 Equity Plan was adopted by the Board of Directors subject to shareholder approval. Therefore, the 2008 Equity Plan will not become effective if the shareholders do not approve it.

Vote Required

The approval of Proposal Three requires the affirmative vote of a majority of the shares present or represented at the Annual Meeting and actually cast on the Proposal. Proposal Three is independent of Proposal Two, and approval of Proposal Three is not conditioned on the approval or disapproval of Proposal Two.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL THREE.

Description of the 2008 Equity Plan

The following description is a summary of the material features of the 2008 Equity Plan and is qualified in its entirety by reference to the 2008 Equity Plan, a copy of which is attached to this Proxy Statement as Appendix B.

General. The 2008 Equity Plan is administered by the compensation committee of the Board or such other committee (the “Committee”) consisting of two or more members as may be appointed by the Board to administer the 2008 Equity Plan. References to the Committee in this summary shall include and, as appropriate, apply to any such subcommittee. Subject to the requirement that shareholder approval be obtained for certain amendments, the 2008 Equity Plan may be amended by the Committee, in whole or in part, but no such action shall adversely affect any rights or obligations with respect to any awards previously granted under the 2008 Equity Plan, unless the participants affected by such amendment provide their written consent.

The persons eligible to participate in the 2008 Equity Plan include approximately 3,500 employees, eight directors, and any consultants, advisors or other persons who provide services to the Company. Under the terms of the 2008 Equity Plan, the Company’s principal executive officer, principal financial officer, and certain other executive officers as may be determined by the Committee are ineligible to participate in the 2008 Equity Plan.

The aggregate number of shares available for issuance under the 2008 Equity Plan will be 2 million shares. The shares to be delivered under the 2008 Equity Plan will be made available from authorized but unissued shares of Common Stock, from treasury shares, or from shares purchased in the open market, or otherwise. No awards have been granted yet under the 2008 Equity Plan, and the grants that will be made under the 2008 Equity Plan are not currently determinable. The Committee will make future awards at its discretion, subject to the limits stated in the 2008 Equity Plan.

Shares awarded or subject to purchase under the 2008 Equity Plan, and that are not delivered or purchased, or are reacquired by the Company as a result of forfeiture or termination, expiration, or cancellation of an award, will be again available for issuance under the 2008 Equity Plan.

The Committee will determine the individuals to whom awards will be granted, the number of shares subject to an award, and the other terms and conditions of an award, subject to the limitations of the 2008 Equity Plan. To the extent provided by law, the Committee may delegate to one or more persons the authority to grant awards. As applicable, when used in this description of the 2008 Equity Plan, the phrase “Committee” also refers to any such individual to whom the Committee has delegated some of its authority to grant awards. The Committee may also provide in option or other agreements relating to awards under the 2008 Equity Plan for automatic accelerated vesting and other rights upon the occurrence of a change in control or upon the occurrence of other events as may be specified in such agreements.

Under the 2008 Equity Plan, participants may be granted stock options (incentive and nonqualified), restricted stock, and restricted stock units.

Stock Options. The number of shares subject to a stock option, the type of stock option (i.e., incentive stock option or nonqualified stock option), the exercise price of a stock option (which shall be not less than the fair market value of a share on the date of grant), and the period of exercise (including upon termination of employment) will be determined by the Committee and set forth in an option or other agreement, provided that no option will be exercisable more than ten years after the date of grant.

Options granted under the 2008 Equity Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, including conditions related to the employment of, or provision of services by, a participant. The Committee shall determine and set forth in an option or other agreement the extent to which options are exercisable after termination of employment. The option price upon exercise shall be paid to the Company in full: (a) in cash, (b) by cash equivalent approved by the Committee, (c) by tendering (or attesting to the ownership of) previously acquired shares having an aggregate fair market value at the time of exercise equal to the total exercise option price, or (d) by a combination of (a), (b), and (c). The Committee may also allow cashless exercises as permitted under the Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the 2008 Equity Plan’s purpose and applicable law.

Restricted Stock/Restricted Stock Units. Restricted stock awards may be made either alone, in addition to, or in tandem with other types of awards permitted under the 2008 Equity Plan, and may be current grants of restricted stock or deferred grants. The terms of restricted stock awards, including the restriction period, performance targets applicable to the award, and the extent to which the grantee will have the right to receive unvested restricted stock following termination of employment or other events, will be determined by the Committee and be set forth in an agreement relating to such award. The restriction period for restricted stock and restricted stock units that are not subject to performance conditions will not be less than three years (but graded vesting may be provided), and for performance-based awards the restriction period will not be less than one year. Unless otherwise set forth in an agreement relating to a restricted stock award, the grantee of restricted stock shall have all of the rights of a shareholder of the Company, including the right to vote the shares and the right to receive dividends, provided that the Committee may require that any dividends on such shares of restricted stock be automatically deferred and reinvested in additional restricted stock or may require that dividends on such shares be paid to the Company to be held for the account of the grantee.

A restricted stock unit is an unsecured promise to transfer a share at a specified future date, such as a fixed number of years, retirement, or other termination of employment (which date may be later than the vesting date of the award at which time the right to receive the share becomes nonforfeitable). Restricted stock units represent the right to receive a specified number of shares at such times, and subject to such restriction period and other conditions, as the Committee determines. A participant to whom restricted stock units are awarded has no rights as a shareholder with respect to the shares represented by the restricted stock units, unless and until shares are actually delivered to the participant in settlement of the award. However, restricted stock units may have dividend-equivalent rights, if provided for by the Committee.

Repricing. The 2008 Equity Plan prohibits the Company from reducing the exercise price of outstanding options without first receiving shareholder approval.

Federal Income Tax Consequences

The following is a brief summary of the current U.S. federal income tax consequences of awards made under the 2008 Equity Plan. This summary is general in nature and is not intended to cover all tax consequences that may apply to participants and the Company. Further, the provisions of the Code and the regulations and rulings thereunder relating to these matters may change.

Stock Options. A participant will not recognize any income upon the grant or purchase of a stock option. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding for Company employees) upon exercise of a nonqualified stock option equal to the excess of the fair market value of the shares purchased over the sum of the exercise price and the amount, if any, paid for the option on an after-tax basis. A participant will not recognize income upon exercise of an incentive stock option, except possibly for purposes of the alternative minimum tax, provided that the incentive stock option is exercised either while the participant is an employee of the Company or within three months (one year if the participant is disabled within the meaning of Section 22(e)(3) of the Code) following the participant’s termination of employment. If shares acquired by such exercise of an incentive stock option are held for the longer of two years from the date the option was granted, and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of such shares will be taxed as long-term capital gain or loss, and the Company will not be entitled to any deduction. If, however, such shares are disposed of within the above-described period, then in the year of such disposition the participant generally will recognize income taxable as ordinary income equal to the excess of (i) the lesser of the amount realized upon such disposition and the fair market value of such shares on the date of exercise over (ii) the exercise price.

Restricted Stock Awards. A participant will not recognize taxable income at the time of the grant of a restricted stock award, and the Company will not be entitled to a tax deduction at such time, unless the participant makes an election under a special Code provision to be taxed at the time such restricted stock award is granted. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding for Company employees) at the time the restrictions on such restricted stock award lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. In addition, a participant receiving dividends with respect to shares subject to a restricted stock award for which the above-described election has not been made and prior to the time the restrictions lapse will recognize taxable compensation (subject to income tax withholding for Company employees), rather than dividend income, in an amount equal to the dividends paid.

Restricted Stock Units. A participant will not recognize taxable income at the time of the grant of a restricted stock unit, and the Company will not be entitled to a tax deduction at such time. When the participant receives shares pursuant to a restricted stock unit, the federal income tax consequences applicable to restricted stock awards, described above, will apply.

The Company generally will be entitled to a tax deduction in connection with an award under the 2008 Equity Plan only in an amount equal to the ordinary income realized by the participant and at the time the participant recognizes such income.

PRINCIPAL SHAREHOLDERS AND SECURITIES

OWNERSHIP OF MANAGEMENT

The following table shows the beneficial ownership of Common Stock as of March 28, 2008 of: (i) each director and nominee for director; (ii) the named executive officers, as defined below in the section of this Proxy Statement entitled “Executive Compensation”; (iii) those persons known to the Company to be beneficial owners of more than five percent of its outstanding Common Stock; and (iv) all directors and named executive officers as a group. Unless otherwise indicated, each of the shareholders listed below exercises sole voting and dispositive power over the shares.

	Shares Beneficially Owned
Name	Number	Percent(1)
Derek E. Dewan(2)	257,326	*
Timothy D. Payne(3)	1,308,908	1.38%
T. Wayne Davis(4)	554,650	*
Peter J. Tanous(5)	212,250	*
John R. Kennedy(6)	202,250	*
Michael D. Abney(7)	141,916	*
William M. Isaac(8)	279,250	*
Darla D. Moore(9)	201,250	*
Arthur B. Laffer(10)	178,250	*
Robert P. Crouch(11)	727,014	*
Richard L. White(12)	322,768	*
Gregory D. Holland(13)	260,700	*
Tyra H. Tutor(14)	200,883	*
Dimensional Fund Advisors LP(15)	8,744,828	9.27%
Barclay Global Investors, NA(16)	7,900,350	8.37%
T. Rowe Price Associates, Inc.(17)	7,155,440	7.58%
Fiduciary Management, Inc.(18)	5,931,139	6.29%
All directors and executive officers as a group (13 persons)(19)	4,847,415	5.01%

*	Less than one percent.
(1)	Percentage is determined on the basis of 94,342,768 shares of Common Stock outstanding as of March 28, 2008, plus shares of Common Stock deemed outstanding with respect to each person or group as applicable pursuant to Rule 13d-3(d)(1) promulgated under the Securities Exchange Act of 1934, as amended.
(2)	Mr. Dewan’s shares consist of: (i) 12,410 shares held in his name; (ii) 54,916 restricted shares; and (iii) 190,000 shares held pursuant to options that are exercisable within 60 days of March 28, 2008.
(3)	Mr. Payne’s shares consist of: (i) 128,098 shares held in his name; (ii) 630,000 restricted shares; (iii) 810 shares held in the Company’s 401(k) plan; and (iv) 550,000 shares held pursuant to options that are exercisable within 60 days of March 28, 2008.
(4)	Mr. Davis’ shares consist of: (i) 193,334 shares held in his name; (ii) 30,000 shares held by Tine W. Davis Family-WD Charities, Inc., a foundation over which Mr. Davis has sole voting and dispositive power; (iii) 5,400 shares held in Mr. Davis’ wife’s name; (iv) 54,916 restricted shares; and (v) 271,000 shares held pursuant to options that are exercisable within 60 days of March 28, 2008.
(5)	Mr. Tanous’ shares consist of: (i) 6,334 shares held in his name; (ii) 54,916 restricted shares; and (iii) 151,000 shares held pursuant to options that are exercisable within 60 days of March 28, 2008.
(6)	Mr. Kennedy’s shares consist of: (i) 11,334 shares held in his name; (ii) 54,916 restricted shares; and (iii) 136,000 shares held pursuant to options that are exercisable within 60 days of March 28, 2008.
(7)	Mr. Abney’s shares consist of: (i) 12,000 shares held in his name; (ii) 54,916 restricted shares; and (iii) 75,000 shares held pursuant to options that are exercisable within 60 days of March 28, 2008.
(8)	Mr. Isaac’s shares consist of: (i) 13,334 shares held in his name; (ii) 54,916 restricted shares; and (iii) 211,000 shares held pursuant to options that are exercisable within 60 days of March 28, 2008.
(9)	Ms. Moore’s shares consist of: (i) 6,334 shares held in her name; (ii) 54,916 restricted shares; and (iii) 140,000 shares held pursuant to options that are exercisable within 60 days of March 28, 2008.
(10)	Dr. Laffer’s shares consist of: (i) 3,334 shares held in his name; (ii) 54,916 restricted shares; and (iii) 120,000 shares held pursuant to options that are exercisable within 60 days of March 28, 2008.

(11)	Mr. Crouch’s shares consist of: (i) 237,847 shares held in his name; (ii) 302,500 restricted shares; and (iii) 186,667 shares held pursuant to options that are exercisable within 60 days of March 28, 2008.
(12)	Mr. White’s shares consist of: (i) 2,168 shares held in the Company’s Amended and Restated 2001 Employee Stock Purchase Plan; (ii) 170,000 restricted shares; and (iii) 150,600 shares held pursuant to options that are exercisable within 60 days of March 28, 2008.
(13)	Mr. Holland’s shares consist of: (i) 12,033 shares held in his name; (ii) 147,000 restricted shares; and (iii) 101,667 shares held pursuant to options that are exercisable within 60 days of March 28, 2008.
(14)	Ms. Tutor’s shares consist of: (i) 12,033 shares held in her name; (ii) 126,000 restricted shares; (iii) 350 shares held in Ms. Tutor’s husband’s name; and (iv) 62,500 shares held pursuant to options that are exercisable within 60 days of March 28, 2008.
(15)	Based on information the Company obtained from Dimensional Fund Advisors LP’s Schedule 13G filed as of December 31, 2007, the business address of Dimensional Fund Advisors LP is 1299 Ocean Avenue, Santa Monica, California 90401. Dimensional Fund Advisors LP reports to have sole voting power for 8,744,828 shares of Common Stock and shared dispositive power for zero shares of Common Stock. These shares are held by registered investment companies, commingled group trusts, and separate accounts for which Dimensional Fund Advisors LP serves as investment adviser or manager.
(16)	Based on information the Company obtained from Barclay Global Investors, NA’s Schedule l3G filed as of December 31, 2007, the business address of Barclay Global Investors, NA is 45 Fremont Street, San Francisco, California 94105. Barclay Global Investors reports to have sole voting power for 7,021,183 shares of Common Stock and shared dispositive power for zero shares of Common Stock.
(17)	Based on information the Company obtained from T. Rowe Price Associates, Inc.’s Schedule 13G filed as of December 31, 2007, the business address of T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, Maryland 21202. T. Rowe Price Associates, Inc. reports to have sole voting power for 2,150,400 shares of Common Stock and shared dispositive power for zero shares of Common Stock.
(18)	Based on information the Company obtained from Fiduciary Management, Inc.’s Schedule 13G filed as of December 31, 2007, the business address of Fiduciary Management, Inc. is 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202. Fiduciary Management, Inc. reports to have sole voting power for 5,903,139 shares of Common Stock and shared dispositive power for 28,000 shares of Common Stock.
(19)	Includes 2,345,434 shares held pursuant to options that are exercisable within 60 days of March 28, 2008.

EXECUTIVE COMPENSATION

The Company’s executive officers are Timothy D. Payne, president and chief executive officer; Robert P. Crouch, senior vice president, chief financial officer, and treasurer; Gregory D. Holland, senior vice president, chief legal officer, and secretary; and Tyra H. Tutor, senior vice president of corporate development. In addition Richard L. White served as senior vice president and chief information officer until February 2008, when he resigned as an executive officer to devote his full time efforts as president of the Company’s Beeline subsidiary.

Mr. Crouch has served as senior vice president, chief financial officer, and treasurer, since January 2001. Mr. Crouch joined the Company in November 1995 as director of financial reporting, and in June 1997 was promoted to vice president and controller. Mr. Crouch was named chief accounting officer in 2000. Mr. Crouch is a certified public accountant and is 39 years old.

Mr. Holland has served as chief legal officer and secretary of the Company, since May 2002. Mr. Holland was promoted to senior vice president in April 2004, and was a vice president from January 2001. Mr. Holland joined the Company in October 1997 as associate general counsel and is 42 years old.

Ms. Tutor was promoted to senior vice president in April 2004, and has served as senior vice president of corporate development since April 2005. Ms. Tutor was promoted to vice president, office of the chairman, in March 2000, and was named vice president of finance and corporate development in January 2001. Ms. Tutor joined the Company in May 1997 as director, office of the chairman. Ms. Tutor is a certified public accountant and is 39 years old.

Mr. White had served as chief information officer since joining the Company in May 2000. Mr. White was promoted to senior vice president in May 2002. Mr. White resigned as senior vice president and chief information officer in February 2008 to devote his full time efforts as president of the Company’s Beeline subsidiary. Mr. White is 48 years old.

COMPENSATION DISCUSSION AND ANALYSIS

MPS Group is a leading provider of business services with 230 offices in the United States, Canada, the United Kingdom, continental Europe, Asia, and Australia. We operate in a highly competitive industry, marked by few barriers to entry and limited tangible assets, success in which is almost entirely dependent on the intellect and energies of our people. We believe it therefore critical to our prospects that we are able to attract, retain, and motivate people of the highest quality at all levels of the organization, and believe we have crafted an executive compensation program that serves these needs in a fair and effective fashion.

Compensation Objectives

The objectives of our executive compensation program are to provide a system of pay and rewards that secures for our organization high quality leadership, motivates that leadership to devise strategies and execute on plans that are designed to enhance performance and increase shareholder wealth, and aligns the interests of management and shareholders to promote the long term value of the enterprise.

Compensation Philosophy and Practices

Our executive compensation program is principally overseen and administered by the compensation committee of our Board of Directors, which remains in close contact and consultation with the Board as a whole. The compensation committee believes that the Company’s results, financial positioning and increased diversification, both internationally and operationally, reflect a superior quality executive team and warrant superior pay and rewards. That said, the compensation committee also believes that executive compensation should be earned and accordingly seeks to condition a substantial amount of pay and rewards on Company performance and shareholder return.

The compensation committee believes that the Company’s executive compensation program is effective and has contributed to producing the Company’s favorable operating performance, which is reflected in the following:

•	Revenues for 2007 increased 16% over the prior year to $2.2 billion, representing a doubling of revenue since 2002.

•	Operating income for 2007 rose to $134 million, an increase of 17% over 2006, from $4 million in 2002.

•	Gross margin reached 28.7% in 2007, up from 25.5% in 2002.

•

The Company has developed new high value specialty lines of business, such as Soliant Health which has grown from around $9 million in revenue in 2002 to over $100 million in 2007, and Beeline which has grown from a start up in 2000 to a market leader in its space.

•	The Company has increased its international diversification such that over 41% of consolidated revenue for 2007 was generated outside of the United States.

•	For 2007, the Company generated $132 million in cash flow from operations.

•	At December 31, 2007, the Company had no long term debt and over $100 million in cash and cash equivalents.

Performance and Competitive Factors

The Company has not tied executive compensation to formulistic benchmarks or other mechanisms that might artificially result in unwarranted increases or reductions in pay, or diverge from considerations of Company or individual performance or circumstance. This does not mean that the Company is not informed of the competitive environment in which it operates. The Company compares our executive compensation levels and practices with a number of companies of similar size and complexity, both inside and outside of the industry, to assist in ensuring that our policies and practices remain fair and competitive. The Company has not necessarily relied solely on data from the Self-Determined Peer Group shown in the Comparative Stock Performance Graph and Table appearing in its 2007 Annual Report on Form 10-K, because the market for executives that the Company seeks to attract and retain is broader than that of its direct competitors. The Company adjusts the composition of the companies against which it compares executive compensation data from time to time, as its business evolves and to account for changes in the relative make up of the comparator firms.

In the first quarter of 2007, the Company internally conducted a review and comparison of executive compensation practices utilizing industry sources and publicly available market data including, among others, for the following companies:

Manpower Inc.	Robert Half International, Inc.
Kforce, Inc.	Resources Connection Inc.
Spherion Corp.	CDI Corp.

Compensation Consultants

The compensation committee has the authority to obtain advice from any source that the committee desires, including authority to directly engage outside advisors. The compensation committee most recently utilized this authority to engage the outside compensation consulting firm of Compensation Design Group to conduct a broad review of executive compensation levels and practices in 2004. Based on this review, the Company established the plans and practices described below that comprise our executive compensation program.

Compensation Setting

The compensation committee in making executive compensation decisions takes into consideration market factors, Company performance, and individual performance and development. The compensation committee annually reviews the performance of the chief executive against annual objectives in making executive compensation determinations affecting him. The compensation committee also judges the performance of the other named executive officers against annual performance factors but strongly considers the recommendation of the chief executive in making determinations involving them, or leaves such determinations to the chief executive’s own discretion and authority.

In reviewing executive compensation during 2007, the compensation committee awarded increases in annual base salary and annual bonus opportunity to both the chief executive and chief financial officers, as reflected below in the 2007 Summary Compensation Table. The committee reflected favorably on the growth and increased profitability of the Company in recent years and took note that each of the chief executive and chief financial officers had not received a pay increase since 2004. The chief executive recommended pay increases for each of the other named executive officers at various times during the year, and such were awarded on the levels also as reflected below in the 2007 Summary Compensation Table.

The Company provides a greater opportunity for rewards, and places a greater proportion of pay at-risk, based on an individual’s level of responsibility and capacity to influence overall results. This is primarily carried out in the levels of compensation, and in the greater proportion of pay that is attributed to incentive bonus awards and awards of equity compensation, based on an executive’s relative significance of role and responsibility.

While past pay and awards are generally taken into consideration when making executive compensation determinations, the Company believes that a system of motivations and rewards operates most effectively in the present and therefore does not limit current or future compensation based on past successes or rewards.

Compensation Components

Base Salaries

Competitive base salaries are necessary to secure quality executive and management talent and provide some fair and reasonable level of regular annual compensation. The compensation committee regularly reviews annual base salaries for the named executive officers to ensure that they are reasonable and competitive in view of the relative roles and responsibilities of each such executive.

Annual Incentive Bonus

The Company has established the shareholder approved Executive Annual Incentive Plan (the “EAIP”) to place a significant amount of executive compensation at-risk and motivate achievement of specified key financial or operational objectives. The compensation committee establishes threshold, target, and outstanding performance goals and award opportunities for each year. The committee selects key financial performance objectives for these goals and then determines the relative achievement of these objectives at the end of each year. For 2007, the compensation committee established award opportunities and performance objectives for the named executive officers, and approved payment of awards thereunder, as discussed below.

2007 Performance Objectives:

•	The compensation committee considered a number of criteria on which to base annual incentive bonuses for the named executive officers for 2007. The committee reflected on the growth and performance of the Company in recent years and chose to condition annual bonuses on the same weighted criteria utilized each year since 2004, which the committee determined were appropriately objective, reflective of operational performance and within management’s capacity reasonably to influence, as follows:

Criteria	Weighting
Pretax profit	50%
Gross profit	25%
Return on incremental equity	25%

•

The committee set the numerical goals for each of the foregoing objectives above the actual performance levels of the prior year and at or above the average of forecasts for the year published by securities analysts. In so doing, the committee met during the first quarter and consulted management forecasts, securities analysts’ estimates, and publicly available economic predictions and performance data. Accordingly, the Company believes that the goals for 2007 were appropriately challenging and uncertain of attainment at the time they were established.

2007 Award Opportunities

•

The EAIP operates such that performance above or below target influences the amount of bonus earned, such that no bonus is due for performance below 80% of target, and the amount of bonus payable is capped for performance exceeding 120% of target, as follows:

Performance Level	Payout Level
Maximum 120% or greater	Maximum 150%
Target 100%	Target 100%
Threshold 80%	Threshold 50%
Sub-Threshold Less than 80%	Discretionary

2007 Award Attainment:

•

The Company achieved approximately 107% target attainment against the foregoing objectives in 2007. Messrs. Payne and Crouch each had a target award opportunity of 100% of base salary. The target award opportunities of the other named executive officers ranged from 90% to 50% of base salary. Thus, the foregoing achievement level resulted in payout under the EAIP to the named executive officers of approximately 117% of target bonus opportunity. These figures are as follows for each named executive officer and are reflected in the Non-Equity Incentive Plan Compensation column in the 2007 Summary Compensation Table below in this Proxy Statement:

Name	Target Bonus ($)	Actual Bonus ($)
Timothy D. Payne	690,000	808,738
Robert P. Crouch	345,000	404,369
Richard L. White	225,000	263,719
Gregory D. Holland	150,000	175,813
Tyra H. Tutor	100,000	117,208

Equity Incentive Awards

The Company believes that annual equity incentive awards are important to align the interests of management with those of the shareholders and to ensure that a significant proportion of compensation is contingent on long term share price appreciation. The Company accordingly established the shareholder approved 2004 Equity Incentive Plan (the “2004 Equity Plan”) to provide for the Company’s equity compensation needs as relates to employees, key performers, and other participants. The Company currently has outstanding under equity incentive plans only awards of stock options and restricted shares, although also available for award are performance shares, stock appreciation rights, and restricted stock units.

The Company believes that participation in such awards should be broadly extended beyond the executive ranks to include business unit leaders, managers, and key performers. In 2007, the compensation committee reviewed various equity award scenarios presented by management, made certain adjustments thereto, and approved specific grants to the named executive officers. The committee also delegated authority to Mr. Payne to issue equity awards to business unit leaders, various classes of managers, and key employees according to specific limits, such as minimum vesting schedules and maximum individual award values.

The compensation committee decided as in the prior year to issue equity awards for 2007 solely in the form of restricted shares. The committee determined that the use of restricted shares best provided for the motivational benefits of equity compensation at a given expense and with less potential shareholder dilution than other award forms. The committee concluded that in view of the continued growth and performance of the Company over the prior year, and to provide for greater alignment with shareholder interests, an overall increase in the level of equity awards for 2007 was warranted and determined that a seven year vesting period allowed for enhanced retention value over shorter vesting periods and a similar approximate annual financial statement expense to the Company as for prior annual awards.

Retirement and Savings Plans

The Company provides a tax qualified 401(k) pension plan to its employees generally, including the named executive officers, each of whom participated in a Company match under the 401(k) pension plan, according to individual election and plan rule, consistent with employees generally. The Company also offers a nonqualified Executive Deferred Compensation Plan (the “EDC”) into which managers and executives may elect to defer a portion of their compensation for future distribution in installments or a lump sum. Funds in the EDC may derive assumed gains or losses according to investment alternatives selected by the participant, which are satisfied by the Company upon distribution, and all balances in the EDC are vested and subject to the claims of general creditors of the Company.

The participation of the Company’s named executive officers and senior managers in the 401(k) pension plan is limited under tax rules due to our large population of temporary associates eligible for such plan, and with the exception of earnings on deferral amounts, the EDC has to date been entirely self-contributory. Accordingly, the Company established the Management Savings Plan (the “MSP”) as a mechanism to provide executive officers and senior leaders with more meaningful savings or retirement benefits and foster a long term career outlook with the Company. The MSP entitles participants selected by the compensation committee to qualify for an annual contribution from the Company on terms and in an amount established each year by the committee, subject to a minimum annual contribution to each such participant equal to 5% of annual cash compensation (salary plus bonus). The committee looked with favor on the performance of the Company exceeding goals for the year, along with the continued strong cash flow and financial positioning of the Company, and departed from the minimum contribution level under the MSP to award, instead, a contribution of 10% of cash compensation to participants, including the named executive officers, for services in 2007. The contributions to each of the named executive officers are vested, as each executive has completed in excess of the minimum vesting condition of five years of service, and are reflected in the compensation tables below in this Proxy Statement.

Termination and Change in Control Arrangements

The Company is aware that its named executive officers and other senior managers may be recruited or approached with respect to positions at other companies or professional opportunities, or the Company may ask them to undertake roles or duties that involve uncertain prospects of success. The Company also recognizes that sometimes strategic alternatives or extraordinary transactions, such as business combinations, divestitures, or a sale of the Company may be perceived as threatening to the continued prospects or employment of its named executive officers and other senior managers, but might be worthy of consideration in the best interests of its shareholders.

To provide for retention and alleviate potential distraction due to financial and professional concerns over termination of employment by the Company without cause, or in certain circumstances allowing for termination by the executive for good reason, the Company provides for cash severance benefits to the named executive officers which vary with respect to the significance of the executive’s role and responsibility, and for immediate vesting of equity awards. The Company’s stock option and restricted stock agreements with the named executive officers and other senior managers provide for immediate vesting of unvested awards, and the MSP provides a significant cash benefit in the event of a change in control, to help ensure that management remains and stays focused in circumstances that may be perceived as detrimental to their employment or professional prospects, regardless of whether such may necessarily result in termination of employment. These arrangements are addressed below in the section of this Proxy Statement entitled Employment Agreements and Potential Payments upon Termination or Change in Control.

Tax Deductibility

The Company intends to design future compensation awards for the executive officers, so that the Company’s tax deduction for compensation is utilized, but will do so without limiting its flexibility to administer the compensation programs in a fashion believed to best benefit the Company. An income tax deduction under federal law generally will be available for annual compensation in excess of $1 million paid to the chief executive and certain other executive officers of a public corporation, only if that compensation is “performance based” and complies with additional tax law requirements. Although the Company considers tax deductibility when approving executive compensation elements, it believes that other compensation objectives, such as attracting, retaining, and providing incentives to qualified executives, are important and may supersede the goal of maintaining deductibility. Consequently, the Company may make compensation decisions without regard to deductibility, when it believes it is in the best interests of the Company and its shareholders to do so.

COMPENSATION COMMITTEE REPORT

The compensation committee has reviewed and discussed with management the Compensation Discussion and Analysis appearing above in this Proxy Statement. Based on this review and discussion, the compensation committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

By the Compensation Committee

T. Wayne Davis, Chairman
John R. Kennedy
Darla D.Moore
Arthur B. Laffer, Ph.D.

COMPENSATION TABLES

The following table summarizes for the last two fiscal years the compensation paid or accrued by the Company for services rendered by persons who served as chief executive officer, chief financial officer and as the three other most highly compensated executive officers of the Company who were serving the Company as executive officers on December 31, 2007 (the “named executive officers”).

2007 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	Total ($)
Timothy D. Payne president and chief executive officer	2007 2006	690,000 600,000	— —	1,290,848 1,179,733	— —	808,738 763,083	— —	172,991 154,108	2,962,577 2,696,924

Robert P. Crouch senior vice president, chief financial officer, and treasurer	2007 2006	345,000 300,000	— —	603,224 561,733	— —	404,369 381,541	— —	94,186 84,654	1,446,779 1,327,928

Richard L. White former senior vice president and chief information officer(4)	2007 2006	250,000 225,000	— —	301,705 190,667	— —	263,719 254,361	— —	69,409 63,792	884,833 733,820

Gregory D. Holland senior vice president, chief legal officer, and secretary	2007 2006	250,000 225,000	— —	212,170 137,373	— —	175,813 158,976	— —	60,484 52,179	698,467 573,528

Tyra H. Tutor senior vice president of corporate development	2007 2006	200,000 175,000	— —	183,953 126,120	— —	117,208 95,385	— —	48,637 42,389	549,798 438,894

(1)	The amounts in this column reflect the expense recognized by the Company in the applicable year for financial reporting purposes in accordance with Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payments (“SFAS 123R”), for restricted stock awards pursuant to the Company’s shareholder approved 2004 Equity Plan. Reference is made to Note 9 in Item 8 of the Company’s Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2007, for a discussion of the assumptions made in the valuation of such awards.
(2)	The amounts in this column consist of annual incentive compensation payments for services performed during the applicable year under the EAIP, as described below in the 2007 Grants of Plan-Based Awards table.
(3)	Amounts are attributable to contributions made by the Company to accounts for each named executive officer pursuant to the MSP for services rendered in 2007, as addressed in the 2007 Nonqualified Deferred Compensation table below, equating to $149,874, $74,937, $51,372, $42,581 and $31,721 for Messrs. Payne, Crouch, White and Holland, and Ms. Tutor, respectively; for Company matching contributions under the Company’s 401(k) qualified defined contribution pension plan; and for automobile allowance, supplemental disability, and business club dues.
(4)	Mr. White resigned as senior vice president and chief information officer as of February 2008 to devote his full time efforts as president of the Company’s Beeline subsidiary.

2007 Grants of Plan-Based Awards

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($ /Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Timothy D. Payne	n/a 4/23/07	345,000 —	690,000 —	1,035,000 —	— —	— —	— —	— 240,000	— —	— —	— 3,571,200
Robert P. Crouch	n/a 4/23/07	172,500 —	345,000 —	517,000 —	— —	— —	— —	— 120,000	— —	— —	— 1,785,600
Richard L. White	n/a 4/23/07	112,500 —	225,000 —	337,500 —	— —	— —	— —	— 80,000	— —	— —	— 1,190,400
Gregory D. Holland	n/a 4/23/07	75,000 —	150,000 —	225,000 —	— —	— —	— —	— 56,000	— —	— —	— 833,280
Tyra H. Tutor	n/a 4/23/07	50,000 —	100,000 —	150,000 —	— —	— —	— —	— 48,000	— —	— —	— 714,240

Executive Annual Incentive Plan Formula (reported in the tables as a “Non-Equity Incentive Plan”)

The amounts payable under the EAIP are determined based on the achievement of certain financial and qualitative goals described in the Compensation Discussion and Analysis (“CD&A”) section above in this Proxy Statement. The threshold, target, and maximum amounts that could have been paid under the EAIP for 2007 are shown in the table above in the “Estimated Possible Payouts Under Non-Equity Incentive Plan Awards” column in compliance with the applicable disclosure rules, which require that we show these amounts under that column. The amounts paid under the EAIP for 2007 have already been determined as discussed in the CD&A and shown above in the 2007 Summary Compensation Table.

Restricted Share Awards

Stock awards consist of restricted share grants made pursuant to the shareholder approved 2004 Equity Plan. The restricted share awards time vest ratably over a seven year period on each grant date annual anniversary. Each of the foregoing restricted share awards may also vest earlier upon a change in control of the Company, or upon the termination of the employment of the grantee by the Company without cause, or by the grantee for good reason. Outstanding shares of restricted stock are entitled to vote and to receive dividends and distributions when, and if, declared on the Company’s Common Stock. Reference is made to Note 9 in Item 8 of the Company’s Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2007, for a discussion of the assumptions made in the valuation of such awards.

Outstanding Equity Awards at Fiscal Year-End 2007

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date(1)	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(7)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Name	Exercisable	Unexercisable
Timothy D. Payne	300,000 50,000 200,000	— — —	— — —	6.00 11.72 10.40	8/13/11 4/12/14 2/22/15	490,000	(2)	5,360,600	—	—

Robert P. Crouch	61,667 25,000 100,000	— — —	— — —	6.00 11.72 10.40	8/13/11 4/12/14 2/22/15	232,500	(3)	2,543,550	—	—

Richard L. White	25,000 40,600 10,000 75,000	— — — —	— — — —	9.9375 5.24 11.72 10.40	5/08/10 9/17/12 4/12/14 2/22/15	130,000	(4)	1,422,200	—	—

Gregory D. Holland	19,167 10,000 7,500 65,000	— — — —	— — — —	6.00 5.24 11.72 10.40	8/13/11 9/17/12 4/12/14 2/22/15	91,000	(5)	995,540	—	—

Tyra H. Tutor	7,500 55,000	— —	— —	11.72 10.40	4/12/14 2/22/15	78,000	(6)	853,320	—	—

(1)	Each such option is currently fully vested.
(2)	Of such shares, 100,000 vested February 22, 2008, 150,000 will time vest over a five year period, with 25% of such grant vesting April 25, 2008, and then 25% vesting each grant date annual anniversary thereafter, and 240,000 will time vest ratably over a seven year period beginning on April 23, 2008.
(3)	Of such shares, 50,000 vested February 22, 2008, 62,500 will time vest over a five year period, with 25% of such grant vesting April 25, 2008, and then 25% vesting each grant date annual anniversary thereafter, and 120,000 will time vest ratably over a seven year period beginning on April 23, 2008.
(4)	Of such shares, 50,000 will time vest over a five year period, with 25% of such grant vesting April 25, 2008, and then 25% vesting each grant date annual anniversary thereafter, and 80,000 will time vest ratably over a seven year period beginning on April 23, 2008.
(5)	Of such shares, 35,000 will time vest over a five year period, with 25% of such grant vesting April 25, 2008, and then 25% vesting each grant date annual anniversary thereafter, and 56,000 will time vest ratably over a seven year period beginning on April 23, 2008.
(6)	Of such shares, 30,000 will time vest over a five year period, with 25% of such grant vesting April 25, 2008, and then 25% vesting each grant date annual anniversary thereafter, and 48,000 will time vest ratably over a seven year period beginning on April 23, 2008.
(7)	The market value of unvested restricted stock awards was calculated by valuing each share at $10.94, which was the closing price of the Company’s Common Stock on the NYSE the final trading day of 2007.

Option Exercises and Stock Vested in 2007

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Timothy D. Payne	198,949	1,773,730	100,000	1,432,000
Robert P. Crouch	__	__	50,000	716,000
Richard L. White	__	__	20,000	286,400
Gregory D. Holland	__	__	15,000	214,800
Tyra H. Tutor	__	__	15,000	214,800

2007 Nonqualified Deferred Compensation

Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)(2)	Aggregate Earnings in Last Fiscal Year ($)(3)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)(4)
Timothy D. Payne	669,583	149,874	76,359	__	2,781,022
Robert P. Crouch	81,335	74,937	221,896	__	2,739,828
Richard L. White	183,893	51,372	82,950	__	993,569
Gregory D. Holland	87,907	42,581	14,420	__	494,482
Tyra H. Tutor	63,236	31,721	19,584	__	306,287

(1)	The amounts reported as contributions in this column are the portions of base salary and/or bonus earned for the performance of services in 2007 and deferred by the executives into deferral accounts under the MPS Group, Inc. Executive Deferred Compensation Plan and are included in the amounts reported as Salary or Non-Equity Incentive Plan Compensation in the 2007 Summary Compensation Table above in this Proxy Statement.
(2)	The amounts reported as compensation in this column are the annual contribution of the Company under the Management Savings Plan to the named executive officers for 2007 and are included in the amounts reported as All Other Compensation in the 2007 Summary Compensation Table above in this Proxy Statement.
(3)	The amounts reported as earnings in this column are not included in the amounts reported as compensation in the 2007 Summary Compensation Table above in this Proxy Statement.
(4)	Of the amounts reported in this column, all were reported in the Summary Compensation Table for previous years, except as follows: $42,625, $179,362, $11,348, $2,705, and $10,503 for Messrs. Payne, Crouch, White, Holland, and Ms. Tutor, respectively. These previously unreported amounts represent aggregate net earnings on account balances realized in prior years.

Executive Deferred Compensation Plan

The Company maintains the nonqualified MPS Group, Inc. Executive Deferred Compensation Plan (the “EDC”) for its management and highly compensated employees. The EDC allows for tax deferred savings opportunities by providing for the opportunity to elect to have withheld on a pre-tax basis up to 90% of base salary and all or a portion of bonus and commissions. The amounts deferred are contributed to a deferral account for each participant, and each participant is entitled to direct the manner in which the deferral account is deemed to be invested by selecting from among a range of hypothetical investments established periodically. The net earnings and losses based on such elections begin to accrue as of the date the deferral amounts are credited to the deferral accounts. The EDC allows for Company matching contributions but no matching contributions have been made to date since plan inception. A participant may elect to defer amounts under the plan for a minimum of three years, or up through retirement or earlier termination of employment, and receive distributions in a lump sum or scheduled annual installments. Participants may request early withdrawal of account balances in certain hardship circumstances, as prescribed by law or plan rule. Deferral accounts may be subject to distribution in connection with a hostile change in control (i.e., where the Board recommends against shareholder approval), subject to law and plan rule. The EDC states that all payments pursuant thereto shall be made from the general funds of the Company.

The investment alternatives available to the named executive officers under the EDC are selected by the Company and may be changed from time to time. The participants, including the named executive officers, are permitted to change their investment elections at any time on a prospective basis. The investments available under the EDC include a diverse mix of commercially available funds and the Company’s Common Stock.

Management Savings Plan

The Company also maintains the Management Savings Plan (the “MSP”), established as a non-qualified defined contribution plan in 2004. Each year participants selected by the compensation committee are qualified to receive annual contributions from the Company on terms and in amounts established by the committee, subject to a minimum annual contribution to each such participant of five percent of annual cash compensation (salary plus bonus). The amounts contributed under the MSP are established as sub-accounts under the EDC, as described above, and are included in the amounts reflected in the 2007 Nonqualified Deferred Compensation table above in this Proxy Statement. Regular annual contributions made under the MSP are vested upon the completion of five years of service but are subject to forfeiture upon a participant’s termination of employment for cause. The vested contributions may not be distributed until the participant’s retirement or termination of employment from the Company, death or disability, or for other hardship circumstances. The MSP contains a change in control benefit for selected participants described in more detail in the section entitled Employment Agreements and Potential Payments upon Termination or Change in Control below in this Proxy Statement. For 2007, the compensation committee awarded the participants, including the named executive officers, a Company contribution equal to 10% of each participant’s respective annual cash compensation.

Employment Agreements and Potential Payments upon Termination or Change in Control

Effective November 2000, the Company entered into an Amended and Restated Employment Agreement with Mr. Payne that provides for an annual base salary and benefits, plus targeted incentive compensation under the EAIP of a minimum of 100% of base salary. Pursuant to the agreement, if Mr. Payne’s employment is terminated by the Company without cause, or by Mr. Payne for good reason, he will be entitled to payment equal to three (3) times the sum of: (i) his base salary as of the date of termination; and (ii) his target bonus opportunity under the EAIP, based on the target bonus opportunity for the year of termination. Such payment may be made in either a lump sum within thirty (30) days of termination, or in twenty four (24) equal monthly installments, in the Company’s discretion. In addition, in the event of termination of his employment by the Company without cause, or by Mr. Payne for good reason, or if there is a change in control of the Company, the agreement provides for the automatic vesting of any unvested stock options held by Mr. Payne on such date. The agreement further entitles Mr. Payne to a gross-up payment to cover the additional taxes incurred by him, if it is determined that he is subject to an excise tax under the Internal Revenue Code for payments received from the Company. The term of this employment agreement expires every December 31st, subject to an automatic one year renewal, unless terminated by either party in accordance with the terms of the employment agreement.

Effective January 2001, the Company entered into an Amended and Restated Employment Agreement with Mr. Crouch that provides for an annual base salary and benefits, plus targeted incentive compensation opportunity under the EAIP of a minimum of 80% of base salary. Pursuant to the agreement, if Mr. Crouch’s employment is terminated by the Company without cause, or by Mr. Crouch for good reason, he will be entitled to payment equal to two (2) times the sum of: (i) his base salary as of the date of termination; and (ii) his target bonus opportunity under the EAIP, based on the target bonus opportunity for the year of termination. Such payment may be made in either a lump sum within thirty (30) days of termination, or in twenty four (24) equal monthly installments, in the Company’s discretion. In addition, in the event of termination of his employment by the Company without cause, or by Mr. Crouch for good reason, or if there is a change in control of the Company, the agreement provides for the automatic vesting of any unvested stock options held by Mr. Crouch on such date. The agreement further entitles Mr. Crouch to a gross-up payment to cover the additional taxes incurred by him, if it is determined that he is subject to an excise tax under the Internal Revenue Code for payments received from the Company. The term of this employment agreement expires every December 31st, subject to an automatic one year renewal, unless terminated by either party in accordance with the terms of the employment agreement.

Effective January 2003, the Company entered into Employment Agreements with Messrs. White and Holland, and Ms. Tutor, that provide for an annual base salary and benefits, plus a targeted incentive compensation opportunity under the EAIP, to be set periodically by the Company for each executive. Pursuant to each such agreement, if the executive’s employment with the Company is terminated by the Company, other than for circumstances equating to good cause, the executive will receive payment equal to: (i) his or her base salary as of the date of termination; and (ii) target bonus opportunity under the EAIP, based on the target bonus opportunity for the year of termination. In addition, if there is a change in control of the Company, each agreement provides for the automatic vesting of any unvested stock options held by the executive on such date. Each agreement further entitles each of the executives to a gross-up payment to cover the additional taxes incurred by him or her, if it is determined that the executive is subject to an excise tax under the Internal Revenue Code for payments received from the Company. The term of each of these employment agreements continues for a period of indefinite duration, through and until either party terminates the agreement upon at least ten days notice, or immediately upon the executive’s death or disability.

Each of Messrs. Payne, Crouch, White and Holland, and Ms. Tutor, are party to restricted stock agreements that provide for the automatic vesting of any restricted stock, in the event of termination of employment by the Company without cause, or by the executive for good reason, or if there is a change in control of the Company.

The Company established the Management Savings Plan (“MSP”), to provide for more meaningful savings or retirement benefits and foster a long term career outlook for the executive officers and other senior managers, as a non-qualified defined contribution plan in 2004. Each year participants selected by the compensation committee are qualified to receive annual contributions from the Company on terms and in amounts established by the committee, subject to a minimum annual contribution to each such participant of five percent of annual cash compensation (salary plus bonus). Regular annual contributions are vested upon the completion of five years of service but are subject to forfeiture upon a participant’s termination of employment for cause. The vested contributions may not be distributed until the participant’s retirement or termination of employment from the Company, death or disability, or for other hardship circumstances. The MSP operates such that in the event of a change in control of the Company, each named executive officer will be entitled to a Company contribution equal to the discounted present value of an amount equal to 50% of the value of his or her average annual cash compensation (salary plus bonus) for the three years preceding the change in control, for a period beginning when he or she would attain age 56 and continuing for an actuarially determined retirement duration, minus the executive’s vested account balance on hand by virtue of the MSP at the time of the change in control.

Potential Payments in Certain Circumstances

Set forth below is information concerning payments and benefits that would have been available to named executive officers under arrangements with the Company described in this Proxy Statement, assuming specified events had occurred on December 31, 2007.

Separation Pay

The employment agreements described above provide for separation pay to the named executive officers in the event of termination of employment under various scenarios. The hypothetical value to each named executive officer of the separation pay benefits, assuming certain events had occurred on December 31, 2007, is as follows:

Potential Separation Pay Under Employment Agreements ($)

Name	Resignation/ Termination by Company for Cause	Termination by Company Without Cause	Termination by Executive for Good Reason	Death/ Disability
Timothy D. Payne	—	4,140,000	4,140,000	—	(1)
Robert P. Crouch	—	1,380,000	1,380,000	—
Richard L. White	—	475,000	—	—
Gregory D. Holland	—	400,000	—	—
Tyra H. Tutor	—	300,000	—	—

(1)	Mr. Payne’s employment agreement provides that in the event of termination of employment due to death, his estate shall receive all compensation and expenses due as of his death and for the remainder of the calendar year of his death.

Stock Option and Restricted Stock Awards

The stock option, restricted stock and employment agreements with the named executive officers, including those agreements described above, variously provide for accelerated vesting of unvested awards in the event of: (i) termination of employment by the Company without cause, or by the executive for good reason; or (ii) a change in control of the Company. The hypothetical value to each named executive officer of the accelerated awards, assuming each of the foregoing events had occurred on December 31, 2007, is as follows:

Potential Acceleration

of Stock Option and Restricted Stock Awards

Due to Either (i) Termination of the Executive by the Company Without Cause,

or by the Executive for Good Reason, or (ii) a Change in Control of the Company

Name	Stock Options ($)	Restricted Stock ($)(1)
Timothy D. Payne	—	5,360,600
Robert P. Crouch	—	2,543,550
Richard L. White	—	1,422,200
Gregory D. Holland	—	995,540
Tyra H. Tutor	—	853,320

(1)	Represents total value of unvested restricted stock awards for each executive assuming full vesting on December 31, 2007 at $10.94 per share, the closing price of the Company’s Common Stock on the NYSE the final trading day of 2007.

Management Savings Plan

The Management Savings Plan includes a component providing for benefits to the participants, including the named executive officers, in the event of a change in control. The hypothetical value to each named executive officer of such benefit, assuming a change in control of the Company on December 31, 2007, is $7,162,828, $2,197,933, $2,311,407, $1,304,805, and $755,049 for Messrs. Payne, Crouch, White, Holland, and Ms. Tutor, respectively.

Executive Deferred Compensation Plan

The MPS Group, Inc. Executive Deferred Compensation Plan provides that plan balances on account for each participant, including each of the named executive officers, shall be immediately distributed in the event of the participant’s disability, termination of employment for any reason, or in the event of a hostile change in control (i.e., certain instances in which the Board recommends against shareholder approval), subject to applicable law and plan rule. Assuming the occurrence of any of the foregoing events on December 31, 2007, the aggregate account balances reflected above in this Proxy Statement in the 2007 Nonqualified Deferred Compensation table for each named executive officer would have been so payable.

Gross-up for Excess Parachute Payments

The employment agreements with each named executive officer, and the Management Savings Plan, provide that, if the payments and benefits provided to the executive in connection with a change in control are subject to the golden parachute excise tax imposed under Section 4999 of the Internal Revenue Code (“Section 4999”), the executive will be entitled to a gross-up payment such that, after taking into account all income and excise taxes, the executive will receive the same after-tax amount that he or she would have received had no excise tax been imposed under Section 4999. The hypothetical value to each named executive officer of such benefit, assuming a change in control of the Company on December 31, 2007, and that such was not accompanied by a termination of employment, is $0, $0, $1,156,891, $634,648, and $0 for each of Messrs. Payne, Crouch, White, Holland, and Ms. Tutor, respectively. The hypothetical value to each named executive officer of such benefit, assuming a change in control of the Company on December 31, 2007, and that such was accompanied by a termination of each executive’s employment without cause, or a termination of employment by Messrs. Payne and Crouch for good reason, is $4,449,233, $0, $1,375,031, $818,344, and $472,935 for Messrs. Payne, Crouch, White, Holland, and Ms. Tutor, respectively.

Aggregate Amounts in Certain Scenarios

Termination by Company Without Cause or by Executive for Good Reason. Assuming that the employment of each of the named executive officers had been terminated without cause by the Company on December 31, 2007, the aggregate values of the hypothetical payments discussed above would have been $9,500,600, $3,923,550, $1,897,200, $1,395,540, and $1,153,320 for Messrs. Payne, Crouch, White, Holland, and Ms. Tutor, respectively. The foregoing figures are the same for Messrs. Payne and Crouch, assuming a termination by the executive for good reason, but in such event the values for each of Messrs. White and Holland, and Ms. Tutor, would have instead been $1,422,200, $995,540, and $853,320, respectively.

Change in Control Not Accompanied by a Termination of Employment. Assuming that a change in control had occurred on December 31, 2007, and that such was not accompanied by a termination of employment of the named executive officers, the aggregate values of the hypothetical payments discussed above would have been $12,523,428, $4,741,483, $4,890,498, $2,934,993, and $1,608,369 for Messrs. Payne, Crouch, White, Holland, and Ms. Tutor, respectively.

Change in Control Accompanied by a Termination by Company Without Cause or by Executive for Good Reason. Assuming that a change in control had occurred, and that such was accompanied by a termination of employment of the named executive officers by the Company without cause, the aggregate values of the hypothetical payments discussed above would have been $21,112,661, $6,121,483, $5,583,638, $3,518,689, and $2,381,304 for Messrs. Payne, Crouch, White, Holland, and Ms. Tutor, respectively. The foregoing figures are the same for Messrs. Payne and Crouch, assuming a change in control accompanied by a termination by the executive for good reason, but in such event the values for each of Messrs. White and Holland, and Ms. Tutor, would have instead been $4,890,498, $2,934,993, and $1,608,369, respectively.

The named executive officers additionally would have been entitled to distribution of plan balances on account under the MPS Group, Inc. Executive Deferred Compensation Plan, under certain of the foregoing circumstances as discussed in more detail above under the heading Executive Deferred Compensation Plan in this Proxy Statement.

2007 Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	Total ($)
Derek E. Dewan	250,000	88,858	—	—	—	61,539	400,397
Peter J. Tanous	82,750	88,858	—	—	—	—	171,608
John R. Kennedy	77,750	88,858	—	—	—	—	166,608
T. Wayne Davis	78,500	88,858	—	—	—	—	167,358
Arthur B. Laffer, Ph.D.	73,000	88,858	17,472	—	—	—	179,330
William M. Isaac	75,250	88,858	—	—	—	—	164,108
Michael D. Abney	66,500	88,858	—	—	—	—	155,358
Darla D. Moore	64,000	88,858	4,042	—	—	—	156,900

(1)	The amounts in this column reflect the expense recognized by the Company in 2007 for financial reporting purposes in accordance with SFAS 123R for restricted shares awards under shareholder approved equity incentive plans. Reference is made to Note 9 in Item 8 of the Company’s Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2007, for a discussion of the assumptions made in the valuation of such awards. Each director had 33,666 restricted shares outstanding at December 31, 2007.
(2)	The amounts in this column reflect the expense recognized by the Company in 2007 for financial reporting purposes in accordance with SFAS 123R for stock option awards under shareholder approved equity incentive plans. Reference is made to Note 9 in Item 8 of the Company’s Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2007, for a discussion of the assumptions made in the valuation of such awards. The numbers of options outstanding at December 31, 2007 consisted of the following: 190,000, 151,000, 136,000, 331,000, 120,000, 211,000, 75,000 and 140,000, for each of Messrs. Dewan, Tanous, Kennedy, Davis, Laffer, Isaac, and Abney, and Ms. Moore, respectively.
(3)	Amount is attributable to a contribution made by the Company to an account for Mr. Dewan pursuant to the Management Savings Plan equating to 10% of fees for 2007, for $8,196 in disability and life insurance premiums, $9,000 for auto allowance, $14,118 for major medical and hospital coverage or reimbursement for Mr. Dewan and his dependents, and $5,225 for a Company matching contribution under the Company’s 401(k) qualified defined contribution pension plan.

Director Fees and Restricted Share Awards

Each non-employee director receives from the Company the following compensation:

•	annual retainer of $60,000, accrued and payable in quarterly installments;

•	attendance fees for each Board meeting of $3,000 ($1,000 for telephonic meetings);

•

$1,500 per meeting for audit committee meetings ($1,000 for telephonic meetings), and $1,000 per meeting for all other committee meetings ($500 for telephonic meetings), for committee meetings not held on the day of a regularly scheduled Board meeting;

•	an additional annual retainer for each committee chair as follows: $12,500 for audit committee, $10,000 for compensation committee, and $7,500 for corporate governance and nominating committee; and

•	an annual lead director fee of $7,500.

The Company also reimburses directors for expenses incurred in attending meetings.

On April 23, 2007, each non-management director was awarded 27,000 restricted shares at a grant date fair value equal to $14.88 per share, the closing price of the Company’s Common Stock on the NYSE on grant date. These restricted share awards time vest ratably over a seven year period on each grant date annual anniversary.

Effective March 2006, the Company renewed a Chairman Employment Agreement with Derek E. Dewan that provides for an annual salary and entitlement to participation in Company benefit plans afforded generally to senior management. Pursuant to the agreement, if Mr. Dewan’s employment is terminated by the Company for any reason, subject to limited exceptions, he will receive a lump sum payment equal to the full, undiscounted value of his remaining aggregate compensation and benefits, all awards of stock grants and options shall vest or be released from any restrictions, and he will be entitled to begin receiving any retirement benefits under Company plans. The agreement also provides that the Company will provide Mr. Dewan, his spouse, and their dependents major medical health and hospital coverage until he reaches age 65, regardless of whether the agreement is earlier terminated by Mr. Dewan or the Company for any reason. The agreement further entitles Mr. Dewan to be indemnified from any related taxes or costs, if it is determined that he is subject to an excise tax under the Internal Revenue Code for payments received from the Company. The agreement expires on its fifth anniversary, subject to an automatic one year renewal unless terminated by either party at least 90 days prior to the expiration of the then-current term or any one-year extension. This agreement does not provide for any incentive compensation, and Mr. Dewan receives no Board fees. Mr. Dewan additionally is entitled to receive an annual contribution under the MSP, as well as a contribution in the event of a change in control of the Company, according to the provisions of the MSP described in greater detail above in the section of this Proxy Statement entitled Employment Agreements and Potential Payments upon Termination or Change in Control.

The Company currently maintains the 2004 Non-Employee Director Equity Incentive Plan (the “2004 Director Plan”), pursuant to which non-employee directors may be granted stock options, stock appreciation rights, restricted stock, and restricted stock units. The 2004 Director Plan provides that, on the date of each annual shareholders meeting, each director shall automatically be granted an option to purchase 20,000 shares at an exercise price equal to the fair market value of a share on such grant date, provided that each individual when first elected or appointed to serve as a director shall instead be granted an option to purchase 60,000 shares at an exercise price equal to the fair market value of a share on that date for the first year of service. If a director has already been granted options to purchase 100,000 or more shares, pursuant to the foregoing automatic formula under the 2004 Director Plan, or a predecessor plan, no further options will be granted to such director pursuant to such formula. In lieu of automatic option grants, shares of restricted stock or restricted stock units may be substituted, at the rate of one-half of one share of restricted stock or one-half of one restricted stock unit for every option to purchase one share of common stock. The 60,000 share initial option granted pursuant to this paragraph, or restricted stock or restricted stock units granted in lieu thereof, shall vest 20% per year, beginning on the first anniversary of the grant date. Each 20,000 share annual option granted pursuant to this paragraph, or restricted stock or restricted stock units granted in lieu thereof, shall vest 33 1/3% per year, beginning on the first anniversary of the grant date. In addition to the formula award grants, the Board of Directors, or the Board’s compensation committee, may make additional grants, and will determine the individuals to whom awards will be granted, the number of shares subject to an award, and the other terms and conditions of an award. The Board of Directors, or the Board’s compensation committee, may provide in the agreements relating to awards under the 2004 Director Plan for automatic accelerated vesting and other rights upon the occurrence of a change in control of the Company, or upon the occurrence of other events, as may be specified in such agreements.

DIRECTORS AND OFFICERS LIABILITY INSURANCE

The Company maintains directors and officers liability insurance coverage individually insuring the directors and officers of the Company against losses that they may become legally obligated to pay resulting from their actions or omissions while performing duties on behalf of the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities, to file reports of securities ownership and changes in such ownership with the SEC. Based upon information provided by such insiders, including their filings under Section 16(a), the Company is not aware of any failure to timely file any report required by Section 16(a).

REPORT OF THE AUDIT COMMITTEE

The following report of the audit committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates this report by reference therein.

The audit committee has reviewed and discussed with both PricewaterhouseCoopers LLP, the Company’s independent registered certified public accounting firm, and management the Company’s audited financial statements for the year ended December 31, 2007. The audit committee has discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently modified and supplemented.

With respect to the Company’s independent accountants, the audit committee, among other things, discussed with the independent accountants the independent accountants’ independence and received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently modified and supplemented.

Based on the review and discussions referred to above, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 for filing with the SEC. The audit committee also selected PricewaterhouseCoopers LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2008.

By the Audit Committee

Peter J. Tanous (Chairman)
T. Wayne Davis
John R. Kennedy
William M. Isaac
Arthur B. Laffer, Ph.D.
Michael D. Abney

INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM

The audit committee has selected the firm of PricewaterhouseCoopers LLP to serve as the independent registered certified public accounting firm for the Company for the current fiscal year ending December 31, 2008. That firm has served as the auditors for the Company since 1992. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will be accorded the opportunity to make a statement, if they so desire, and to respond to appropriate questions.

Audit and Accounting Related Expenses

For the fiscal years 2007 and 2006, PricewaterhouseCoopers LLP’s charges were as follows:

Type of Fees	2007	2006
Audit fees	$1,620,225	$1,531,400
Audit-related fees	$62,500	$61,500
Tax fees	$56,500	$51,560
All other fees	—	—

Audit-related fees for both years included fees for services related to audits of benefit plans.

Tax fees for both years were for fees associated with tax compliance services.

The audit committee pre-approves all audit, audit-related, and tax services to be delivered by the independent accountants. The audit committee may delegate pre-approval authority to one or more committee members, or may adopt pre-approval policies or procedures. Any pre-approvals made pursuant to delegation or pre-approval policies or procedures must be presented to the audit committee at its next scheduled committee meeting.

TRANSACTIONS WITH RELATED PERSONS

The Company’s policies require the directors to obtain the approval of the Board in the event of certain matters in the nature of related party transactions. The chief executive officer and chief financial officer must report such transactions to, and obtain the approval of, the Board’s audit committee. The Company’s other officers must report such transactions to, and obtain the approval of, the officer to whom they report, respectively. Further, the audit committee must review and approve all transactions to which the Company is a party and in which any director and/or executive officer has a direct or indirect material interest, other than in their capacity as director and/or executive officer. The Company’s policies governing related party transactions are set forth in its Code of Business Conduct and Ethics for Directors, Officers and Employees, its Code of Ethics for Senior Executive and Financial Officers, its Corporate Governance Guidelines, which specifically adopt as categorical independence standards matters set forth in Item 404 of SEC Regulation S-K, and its Audit Committee Charter. Each of these policies is viewable at the Company’s website, www.mpsgroup.com, in the “Corporate Governance” section under the “Investors” tab.

In 2007, there were no transactions with related persons of the type required to be disclosed pursuant to Item 404(a) of SEC Regulation S-K.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The compensation committee is composed of Messrs. Davis and Kennedy, Ms. Moore and Dr. Laffer. No member of the compensation committee is or was an officer or employee of the Company or has had any relationship with the Company requiring disclosure pursuant to Item 404 of SEC Regulation S-K. No member of the compensation committee is an executive officer of another entity on which any of the Company’s executives serve on the compensation committee of such other entity. None of the Company’s executive officers served as a director for a company that employs as an executive officer any director of the Company.

CODE OF BUSINESS CONDUCT; CORPORATE GOVERNANCE GUIDELINES;

COMMITTEE CHARTERS

The Company has adopted the following principles and statements, copies of each of which are available on our website at www.mpsgroup.com in the “Corporate Governance” section under the “Investors” tab:

•

Codes of business conduct and ethics covering our directors, officers, and employees, including our senior financial officers and employees. If any substantive amendments are made to the ethics codes, the nature of such amendments will be disclosed on our website. In addition, if a waiver from the ethics codes is granted to a director, executive officer, or senior financial officer, the nature of such waiver will be promptly disclosed on our website;

•

Corporate governance guidelines, which include guidelines for director qualification standards, director responsibilities, director access to management and independent advisors, director compensation and education, succession planning, and annual evaluations of Board performance; and

•	Committee charters for each of the audit, compensation, and corporate governance and nominating committees of the Board of Directors.

Any interested party may also obtain copies of the foregoing materials and related information by mail c/o the secretary, MPS Group, Inc., Attn: Secretary, 1 Independent Drive, Jacksonville, Florida 32202. The writer should specify the particular information requested.

SHAREHOLDER PROPOSALS

Shareholders are hereby notified that if they wish to include a proposal in the Company’s Proxy Statement and form of proxy relating to the 2009 annual meeting of shareholders pursuant to Rule 14a-8, as promulgated under the Securities Exchange Act of 1934, a written copy of their proposal must be received at the principal executive offices of the Company no later than December 21, 2008. To ensure prompt receipt by the Company, proposals should be sent certified mail return receipt requested, and should otherwise comply with Rule 14a-8.

In accordance with the Company’s bylaws, shareholders who wish to submit a proposal for consideration at the Company’s 2009 annual meeting of shareholders, other than pursuant to Rule 14a-8, or who wish to make a nomination for director, must deliver a copy of their proposal or nomination to the Company at its principal executive offices no later than December 21, 2008.

ANNUAL REPORT

A copy of the Company’s Annual Report to Shareholders for the year ended December 31, 2007 accompanies this Proxy Statement. Copies of the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 will be provided free of charge upon written request to: MPS Group, Inc., Attn: Tyra H. Tutor, senior vice president, 1 Independent Drive, Jacksonville, Florida 32202. Copies of any exhibits to the Annual Report on Form 10-K for the year ended December 31, 2007 will also be furnished on request and upon payment of the Company’s expenses in furnishing the exhibits. This Proxy Statement, the proxy card, and Annual Report to Shareholders for 2007 are available on our website at www.mpsgroup.com through the “Investors” tab.

EXPENSES OF SOLICITATION

The cost of soliciting proxies will be borne by the Company. Except as set forth below with respect to Georgeson Inc., the Company does not expect to pay any compensation for the solicitation of proxies, but will reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their expenses for sending proxy material to principals and obtaining their proxies. Certain officers and regular employees of the Company or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies in addition to solicitation by mail. In addition, the Company has retained Georgeson Inc. as the Company’s exclusive proxy solicitor in connection with the Annual Meeting. The Company has agreed to pay Georgeson Inc. an initial fee of $9,000, plus additional fees in connection with solicitations made on behalf of the Company, plus reimbursement of expenses.

OTHER MATTERS

The Board of Directors does not know of any other matters to come before the Annual Meeting; however, if any other matters properly come before the Annual Meeting, it is the intention of the persons designated as proxies to vote in accordance with their best judgment on such matters. If any other matter should come before the Annual Meeting, such matter will be approved if a majority of votes are cast in favor of the matter, or as otherwise provided by the Florida Business Corporation Act, or the Company’s bylaws or articles of incorporation.

Date: April 15, 2008

SHAREHOLDERS ARE URGED TO SPECIFY THEIR CHOICES, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, POSTAGE FOR WHICH HAS BEEN PROVIDED, OR VOTE IN ANY OTHER MANNER DESCRIBED ON YOUR PROXY CARD. YOUR PROMPT RESPONSE IS APPRECIATED.

APPENDIX A

MPS GROUP, INC.

2004 EQUITY INCENTIVE PLAN

ARTICLE 1 — GENERAL PROVISIONS

1.1 Establishment and Purposes of Plan. MPS Group, Inc., a Florida corporation (the “Company”), hereby establishes an equity incentive plan to be known as the “MPS Group, Inc. 2004 Equity Incentive Plan” (the “Plan”), as set forth in this document. The objectives of the Plan are (i) to provide incentives to those individuals who contribute significantly to the long-term performance and growth of the Company and its affiliates; and (ii) to attract, motivate and retain employees, directors, consultants, advisors and other persons who perform services for the Company by providing compensation opportunities that are competitive with other companies; and (iii) to align the long-term financial interests of employees and other Eligible Participants with those of the Company’s stockholders.

1.2 Types of Awards. Awards under the Plan may be made to Eligible Participants who are employees in the form of (i) Incentive Stock Options, (ii) Nonqualified Stock Options, (iii) Stock Appreciation Rights, (iv) Restricted Stock, (v) Restricted Stock Units, (vi) Performance Shares, or (vii) any combination of the foregoing. Awards under the Plan may be made to Eligible Participants who are not employees in the form of (i) Nonqualified Stock Options, (ii) Stock Appreciation Rights; (iii) Restricted Stock; and (iv) Restricted Stock Units, or (v) any combination of the foregoing.

1.3 Effective Date. The Plan shall be effective upon approval by the Company’s stockholders (the “Effective Date”).

ARTICLE 2 — DEFINITIONS

Except where the context otherwise indicates, the following definitions apply:

2.1 “Agreement” means the written agreement evidencing an Award granted to the Participant under the Plan.

2.2 “Award” means an award granted to a Participant under the Plan that is an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Share, or combination of these.

2.3 “Board” means the Board of Directors of the Company.

2.4 “Cause” means, unless provided otherwise in the Agreement, the involuntary termination of a Participant by the Company for any of the following reasons: (a) as a result of an act or acts by the Participant which have been found in an applicable court of law to constitute a felony (other than traffic-related offenses); (b) as a result of one or more acts by a Participant which in the good faith judgment of the Board are believed to be in violation of law or of policies of the Company and which result in demonstrably material injury to the Company; (c) as result of an act or acts of proven dishonesty by the Participant resulting or intended to result directly or indirectly in significant gain or personal enrichment to the Participant at the expense of the Company or public stockholders of the Company; or (d) upon the willful and continued failure by the Participant to perform his duties with the Company (other than any such failure resulting from incapacity due to mental or physical illness not constituting a Disability), after a demand in writing for substantial performance is delivered by the Board, which demand specifically identifies the manner in which the Board believes that the Participant has not substantially performed his duties. For purposes of this Plan, no act or failure to act by the Participant shall be deemed to be “willful” unless done or omitted to be done by the Participant not in good faith and without reasonable belief that the Participant’s action or omission was in the best interests of the Company. “Cause” shall be determined by the Committee. Notwithstanding the foregoing, if the Participant has entered into an employment agreement with the Employer that is binding as of the date of employment termination, and if such employment agreement defines “Cause,” then the definition of “Cause” in such agreement, in lieu of the definition provided above, shall apply to the Participant for purposes of the Plan.

2.5 “Change in Control” means any of the following events:

(a) The acquisition by any “person,” as the term person is used for purposes of Sections 13(d) or 14(d) of the Exchange Act, not a stockholder of the Company on the Effective Date, of legal or beneficial ownership of 35% or more of either (i) the then outstanding shares of common stock of the Company or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors;

(b) Individuals who, on the Effective Date, constitute the Board cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Board shall be considered as though such individual were a member of the Board as of the date hereof;

(c) Approval by the stockholders of the Company of a reorganization, merger, or consolidation, in each case unless the stockholders of the Company immediately before such reorganization, merger, or consolidation own, directly or indirectly, immediately following such reorganization, merger, or consolidation at least a majority of the combined voting power of the outstanding voting securities of the corporation resulting from such reorganization, merger, or consolidation in substantially the same proportion as their ownership of the voting securities immediately before such reorganization, merger or consolidation; or

(d) Approval by the stockholders of the Company of (i) a complete liquidation or dissolution of the Company, or (ii) the sale or other disposition of more than 50% of the assets of the Company within a twelve month period.

2.6 “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.

2.7 “Committee” means the Compensation Committee of the Board or such other committee consisting of two or more members of the Board as may be appointed by the Board to administer this Plan pursuant to Article 3 of the Plan. If any member of the Committee does not qualify as (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Act, and (ii) an “outside director” within the meaning of Code Section 162(m), a subcommittee of the Committee shall be appointed to grant Awards to Named Executive Officers and to officers who are subject to Section 16 of the Act, and each member of such subcommittee shall satisfy the requirements of (i) and (ii) above. References to the Committee in the Plan shall include and, as appropriate, apply to any such subcommittee.

2.8 “Company” means MPS Group, Inc., a Florida corporation, and its successors and assigns.

2.9 “Director” means any individual who is a member of the Board of Directors of the Company; provided, however, that any Director who is employed by the Company or any Employer shall not be considered a Director, but instead shall be considered an employee for purposes of the Plan.

2.10 “Disability” means, (i) with respect to a Participant who is eligible to participate in the Employer’s program of long-term disability insurance, if any, a condition with respect to which the Participant is entitled to commence benefits under such program, and (ii) with respect to any Participant (including a Participant who is eligible to participate in the Employer’s program of long-term disability insurance, if any), the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of six (6) months or more. For a Director, Disability shall mean the inability of the Director to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of six (6) months or more. The determination of Disability shall be made by the Committee.

2.11 “Effective Date” shall have the meaning ascribed to such term in Section 1.3 hereof.

2.12 “Eligible Participant” means an employee of the Employer (including an officer) as well as any other person, including a Director and a consultant or advisor who provides bona fide services to the Employer, as shall be determined by the Committee.

2.13 “Employer” means the Company and any entity during any period that it is a “parent corporation” or a “subsidiary corporation” with respect to the Company within the meaning of Code Sections 424(e) and 424(f). With respect to all purposes of the Plan, including, but not limited to, the establishment, amendment, termination, operation and administration of the Plan, the Company shall be authorized to act on behalf of all other entities included within the definition of “Employer.”

2.14 “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended. All citations to sections of the Exchange Act or rules thereunder are to such sections or rules as they may from time to time be amended or renumbered.

2.15 “Fair Market Value” means the fair market value of a Share, as determined in good faith by the Committee as follows:

(a) if the Shares are admitted to trading on a national securities exchange, Fair Market Value on any date shall be the last sale price reported for the Shares on such exchange on such date or, if no sale was reported on such date, on the last date preceding such date on which a sale was reported;

(b) if the Shares are admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) or other comparable quotation system and have been designated as a National Market System (“NMS”) security, Fair Market Value on any date shall be the last sale price reported for the Shares on such system on such date or on the last day preceding such date on which a sale was reported;

(c) If the Shares are admitted to Quotation on the NASDAQ and have not been designated a NMS Security, Fair Market Value on any date shall be the average of the highest bid and lowest asked prices of the Shares on such system on such date; or

(d) if (a), (b) and (c) do not apply, on the basis of the good faith determination of the Committee.

For purposes of subsection (a) above, if Shares are traded on more than one securities exchange then the following exchange shall be referenced to determine Fair Market Value: (i) the New York Stock Exchange (“NYSE”), or (ii) if shares are not traded on the NYSE, the NASDAQ, or (iii) if shares are not traded on the NYSE or NASDAQ, the largest regional exchange on which Shares are traded.

2.16 “Incentive Stock Option” or “ISO” means an Option granted to an Eligible Participant under Article 5 of the Plan which is intended to meet the requirements of Section 422 of the Code.

2.17 “Insider” shall mean an individual who is, on the relevant date, subject to the reporting requirements of Section 16(a) of the Act.

2.18 “Named Executive Officer” means a Participant who is one of the group of “covered employees” as defined in the regulations promulgated or other guidance issued under Code Section 162(m), as determined by the Committee.

2.19 “Nonqualified Stock Option” or “NQSO” means an Option granted to an Eligible Participant under Article 5 of the Plan which is not intended to meet the requirements of Section 422 of the Code.

2.20 “Option” means an Incentive Stock Option or a Nonqualified Stock Option. An Option shall be designated as either an Incentive Stock Option or a Nonqualified Stock Option, and in the absence of such designation, shall be treated as a Nonqualified Stock Option.

2.21 “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.22 “Participant” means an Eligible Participant to whom an Award has been granted.

2.23 “Performance Measures” means the performance measures set forth in Article 9 which are used for performance based Awards to Named Executive Officers.

2.24 “Performance Share” means an Award under Article 8 of the Plan that is valued by reference to a Share, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including without limitation, cash or Shares, or any combination thereof, upon achievement of such performance objectives during the relevant performance period as the Committee shall establish at the time of such Award or thereafter, but not later than the time permitted by Code section 162(m) in the case of a Named Executive Officer, unless the Committee determines not to comply with Code section 162(m).

2.25 “Permitted Transferee” means any members of the immediate family of the Participant (i.e., spouse, children and grandchildren), any trusts for the benefit of such family members or any partnerships whose only partners are such family members. Appropriate evidence of any transfer to the Permitted Transferees shall be delivered to the Company at its principal executive office. If all or part of an Option is transferred to a Permitted Transferee, the Permitted Transferee’s rights thereunder shall be subject to the same restrictions and limitations with respect to the Option as the Participant.

2.26 “Plan” means the MPS Group, Inc. 2004 Equity Incentive Plan, as set forth herein and as it may be amended from time to time.

2.27 “Restricted Stock” means an Award of Shares under Article 7 of the Plan, which Shares are issued with such restriction(s) as the Committee, in its sole discretion, may impose, including without limitation, any restriction on the right to retain such Shares, to sell, transfer, pledge or assign such Shares, to vote such Shares, and/or to receive any dividends or distributions with respect to such Shares, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.28 “Restricted Stock Units” or “RSUs” means a right granted under Article 7 of the Plan to receive a number of Shares or a cash payment for each such Share equal to the Fair Market Value of a Share on a specified date.

2.29 “Restriction Period” means the period commencing on the date an Award of Restricted Stock or Restricted Stock Units is granted and ending on such date as the Committee shall determine.

2.30 “Retirement” means termination of employment other than for Cause after a Participant has (i) attained age 65; or (ii) reached the age of 55 years and has completed at least 10 years of service.

2.31 “Share” means one share of common stock, par value $.01 per share, of the Company, and as such Share may be adjusted pursuant to the provisions of Section 4.3 of the Plan.

2.32 “Stock Appreciation Right” or “SAR” means an Award granted under Article 6 of the Plan which provides for an amount payable in Shares and/or cash, as determined by the Committee, equal to the excess of the Fair Market Value of a Share on the day the Stock Appreciation Right is exercised over the specified purchase price.

ARTICLE 3 — ADMINISTRATION

3.1 General. This Plan shall be administered by the Committee. The Committee, in its discretion, may delegate to one or more of its members, or to officers of the Company, such of its powers as it deems appropriate.

3.2 Authority of the Committee.

(a) The Committee shall have the exclusive right to interpret, construe and administer the Plan, to select the Eligible Participants who are eligible to receive an Award, and to act in all matters pertaining to the granting of an Award and the contents of the Agreement evidencing the Award, including, without limitation, the determination of the number of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, or Performance Shares subject to an Award and the form, terms, conditions and duration of each Award, and any amendment thereof consistent with the provisions of the Plan. The Committee may adopt such rules, regulations and procedures of general application for the administration of this Plan, as it deems appropriate.

(b) The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Agreement in the manner and to the extent it shall deem desirable to carry it into effect.

(c) In the event the Company shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Committee may, in its discretion, make such adjustments in the terms of Awards under the Plan as it shall deem appropriate.

(d) All acts, determinations and decisions of the Committee made or taken pursuant to grants of authority under the Plan or with respect to any questions arising in connection with the administration and interpretation of the Plan, including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all parties, including the Company, its stockholders, Participants, Eligible Participants and their estates, beneficiaries and successors.

3.3 Delegation of Authority. Except with respect to Named Executive Officers and Insiders, the Committee may, at any time and from time to time, delegate to one or more persons any or all of its authority under Section 3.2, to the full extent permitted by law.

3.4 Award Agreements. Each Award granted under the Plan shall be evidenced by a written Agreement. Each Agreement shall be subject to and incorporate, by reference or otherwise, the applicable terms and conditions of the Plan, and any other terms and conditions, not inconsistent with the Plan, as may be imposed by the Committee, including without limitation, provisions related to the consequences of termination of employment. A copy of such document shall be provided to the Participant, and the Committee may, but need not, require that the Participant sign a copy of the Agreement.

3.5 Indemnification. In addition to such other rights of indemnification as they may have as directors, officers or as members of the Committee, directors and officers of the Company and the members of the Committee shall be indemnified by the Company against reasonable expenses, including attorney’s fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted hereunder, and against all amounts paid by them in settlement thereof, provided such settlement is approved by independent legal counsel selected by the Company, or paid by them in satisfaction of a judgment or settlement in any such action, suit or proceeding, except as to matters as to which the director, officer or Committee member has been grossly negligent or engaged in willful misconduct in the performance of his duties; provided, that within 60 days after institution of any such action, suit or proceeding, a director, officer or Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

ARTICLE 4 — SHARES SUBJECT TO THE PLAN

4.1 Number of Shares. (a) Subject to adjustment as provided in (b) below and in Section 4.3, the aggregate number of Shares which are available for issuance pursuant to Awards under the Plan is Ten Million Seven Hundred Thousand (10,700,000) Shares, plus the number of Shares subject to outstanding grants on the Effective Date under the Company’s Amended and Restated 1995 Stock Option Plan (the “1995 Plan”), which are forfeited or expire on or after the Effective Date in accordance with the terms of such grants. The number of Incentive Stock Options that may be issued under the Plan is Ten Million Seven Hundred Thousand (10,700,000). Such Shares shall be made available from Shares currently authorized but unissued or Shares currently held (or subsequently acquired) by the Company as treasury shares, including Shares purchased in the open market or in private transactions. Upon approval of this Plan by the stockholders of the Company, no further grants will be made under the Company’s Amended and Restated 1995 Stock Option Plan (the “1995 Plan”), but awards made under the 1995 Plan shall remain outstanding in accordance with their terms. If Options, Restricted Stock or Restricted Stock Units are issued in respect of options, restricted stock, or restricted stock units of an entity acquired, by merger or otherwise, by the Company (or any subsidiary of the Company or any Employer), to the extent such issuance shall not be inconsistent with the terms, limitations and conditions of Code section 422 or Exchange Act Rule 16b-3, the aggregate number of Shares for which Awards may be made hereunder shall automatically be increased by the number of Shares subject to Awards so issued; provided, however, the aggregate number of shares for which Awards may be granted hereunder shall automatically be decreased by the number of Shares covered by any unexercised portion of an Award so issued that has terminated for any reason, and the Shares subject to any such unexercised portion may not be the subject of an Award to any other person.

(b) The following rules shall apply for purposes of the determination of the number of Shares available for grant under the Plan:

(i) If, for any reason, any Shares awarded or subject to purchase under the Plan are not delivered or purchased, or are reacquired by the Company, for reasons, including, but not limited to, a forfeiture of Restricted Stock or termination, expiration or cancellation of an Option, a Stock Appreciation Right, Restricted Stock Units, or Performance Shares (“Returned Shares”), such shall not be charged against the aggregate number of Shares available for issuance pursuant to Awards under the Plan and shall again be available for issuance pursuant to an Award under the Plan. If the exercise price and/or withholding obligation under an Award is satisfied by tendering Shares to the Company (either by actual delivery or attestation), only the number of Shares issued net of the Shares so tendered shall be deemed delivered for purposes of determining the maximum number of Shares available for issuance under the Plan.

(ii) Each Performance Share awarded that may be settled in Shares shall be counted as one Share subject to an Award. Performance Shares that may not be settled in Shares (or that may be settled in Shares but are not) shall not result in a charge against the aggregate number of Shares available for issuance pursuant to Awards under this Plan.

(iii) Each Stock Appreciation Right or Restricted Stock Unit that may be settled in Shares shall be counted as one Share subject to an Award. Stock Appreciation Rights or Restricted Stock Units that may not be settled in Shares (or that may be settled in Shares but are not) shall not result in a charge against the aggregate number of Shares available for issuance pursuant to Awards under this Plan. In addition, if a Stock Appreciation Right is granted in connection with an Option and the exercise of the Stock Appreciation Right results in the loss of the Option right, the Shares that otherwise would have been issued upon the exercise of such related Option shall not result in a charge against the aggregate number of Shares available for issuance pursuant to Awards under this Plan.

4.2 Individual Limits. Except to the extent the Committee determines that an Award to a Named Executive Officer shall not comply with the performance-based compensation provisions of Code Section 162(m), the following rules shall apply to Awards under the Plan:

(a) Options and SARs. The maximum number of Options and Stock Appreciation Rights that, in the aggregate, may be granted pursuant to Awards in any one calendar year to any one Participant shall be Five Hundred Thousand (500,000).

(b) Restricted Stock, Restricted Stock Units and Performance Shares. The maximum number of Shares of Restricted Stock, number of Restricted Stock Units or Performance Shares that, in the aggregate, may be granted pursuant to Awards in any one calendar year to any one Participant shall be Five Hundred Thousand (500,000) Shares.

4.3 Adjustment of Shares. If any change in corporate capitalization, such as a stock split, reverse stock split, stock dividend, or any corporate transaction such as a reorganization, reclassification, merger or consolidation or separation, including a spin-off, of the Company or sale or other disposition by the Company of all or a portion of its assets, any other change in the Company’s corporate structure, or any distribution to stockholders (other than a cash dividend) results in the outstanding Shares, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of shares or other securities of the Company, or for shares of stock or other securities of any other entity, or new, different or additional shares or other securities of the Company or of any other entity being received by the holders of outstanding Shares, then equitable adjustments shall be made by the Committee in:

(a) the limitations on the aggregate number of Shares that may be awarded as set forth in Section 4.1, including, without limitation, with respect to Incentive Stock Options;

(b) the limitations on the aggregate number of Shares that may be awarded to any one single Participant as set forth in Section 4.2;

(c) the number and class of Shares that may be subject to an Award, and which have not been issued or transferred under an outstanding Award;

(d) the Option Price under outstanding Options and the number of Shares to be transferred in settlement of outstanding Stock Appreciation Rights; and

(e) the terms, conditions or restrictions of any Award and Agreement, including the price payable for the acquisition of Shares; provided, however, that all such adjustments made in respect of each ISO shall be accomplished so that such Option shall continue to be an incentive stock option within the meaning of Code Section 422.

ARTICLE 5 — STOCK OPTIONS

5.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Eligible Participants at any time and from time to time as shall be determined by the Committee. The Committee shall have sole discretion in determining the number of Shares subject to Options granted to each Participant. The Committee may grant a Participant ISOs, NQSOs or a combination thereof, and may vary such Awards among Participants; provided that only an employee may be granted ISOs.

5.2 Agreement. Each Option grant shall be evidenced by an Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains and such other provisions as the Committee shall determine. The Option Agreement shall further specify whether the Award is intended to be an ISO or an NQSO. Any portion of an Option that is not designated as an ISO or otherwise fails or is not qualified as an ISO (even if designated as an ISO) shall be an NQSO.

5.3 Option Price. The Option Price for each grant of an ISO or NQSO shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted.

5.4 Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary of its grant date.

5.5 Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, including conditions related to the employment of or provision of services by the Participant with the Company or any Employer, which need not be the same for each grant or for each Participant. The Committee may provide in the Agreement for automatic accelerated vesting and other rights upon the occurrence of a Change in Control of the Company or upon the occurrence of other events as specified in the Agreement. In addition, the Committee may provide in the Agreement for the right of a Participant to defer option gains related to an exercise.

5.6 Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash, (b) cash equivalent approved by the Committee, (c) if approved by the Committee, by tendering previously acquired Shares (or delivering a certification or attestation of ownership of such Shares) having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the tendered Shares must have been held by the Participant for any period required by the Committee), or (d) by a combination of (a), (b) and (c). The Committee also may allow cashless exercises as permitted under the Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law.

5.7 Nontransferability of Options.

(a) Incentive Stock Options. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

(b) Nonqualified Stock Options. Except as otherwise provided in a Participant’s Award Agreement with respect to transfers to Permitted Transferees (any such transfers being subject to applicable laws, rules and regulations), no NQSO granted under this Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, all NQSOs granted to a Participant under this Article 5 shall be exercisable during his or her lifetime only by such Participant.

5.8 Purchased Options. The Committee shall also have the authority to grant Options to Participants in exchange for a stated purchase price for such Option (which may be payable by the Participant directly or, at the election of the Participant, may be offset from bonus or other amounts owed to the Participant by the Company).

5.9 Special Rules for ISOs. In no event shall any Participant who owns (within the meaning of Section 424(d) of the Code) stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company be eligible to receive an ISO at an Option Price less than one hundred ten percent (110%) of the Fair Market Value of a share on the date the ISO is granted or be eligible to receive an ISO that is exercisable later than the fifth (5th) anniversary date of its grant. No Participant may be granted ISOs (under the Plan and all other incentive stock option plans of the Employer) which are first exercisable in any calendar year for Shares having an aggregate Fair Market Value (determined as of the date an Option is granted) that exceeds One Hundred Thousand Dollars ($100,000).

ARTICLE 6 — STOCK APPRECIATION RIGHTS

6.1 Grant of SARs. A Stock Appreciation Right may be granted to an Eligible Participant in connection with an Option granted under Article 5 of this Plan or may be granted independently of any Option. A Stock Appreciation Right shall entitle the holder, within the specified period (which may not exceed 10 years), to exercise the SAR and receive in exchange therefor a payment having an aggregate value equal to the amount by which the Fair Market Value of a Share exceeds the exercise price, times the number of Shares with respect to which the SAR is exercised. The Committee may provide in the Agreement for automatic accelerated vesting and other rights upon the occurrence of a Change in Control or upon the occurrence of other events specified in the Agreement. A SAR granted in connection with an Option (a “Tandem SAR”) shall entitle the holder of the related Option, within the period specified for the exercise of the Option, to surrender the unexercised Option, or a portion thereof, and to receive in exchange therefore a payment having an aggregate value equal to the amount by which the Fair Market Value of a Share exceeds the Option price per Share, times the number of Shares under the Option, or portion thereof, which is surrendered. SARs shall be subject to the same transferability restrictions as Nonqualified Stock Options.

6.2 Tandem SARs. Each Tandem SAR shall be subject to the same terms and conditions as the related Option, including limitations on transferability, and shall be exercisable only to the extent such Option is exercisable and shall terminate or lapse and cease to be exercisable when the related Option terminates or lapses. The grant of Stock Appreciation Rights related to ISOs must be concurrent with the grant of the ISOs. With respect to NQSOs, the grant either may be concurrent with the grant of the NQSOs, or in connection with NQSOs previously granted under Article 5, which are unexercised and have not terminated or lapsed.

6.3 Payment. The Committee shall have sole discretion to determine in each Agreement whether the payment with respect to the exercise of an SAR will be in the form of all cash, all Shares or any combination thereof. If payment is to be made in Shares, the number of Shares shall be determined based on the Fair Market Value of a Share on the date of exercise. If the Committee elects to make full payment in Shares, no fractional Shares shall be issued and cash payments shall be made in lieu of fractional shares. The Committee shall have sole discretion as to the timing of any payment made in cash or Shares, or a combination thereof, upon exercise of SARs. Payment may be made in a lump sum, in annual installments or may be otherwise deferred (at the election of the Participant) and the Committee shall have sole discretion to determine whether any deferred payments may bear amounts equivalent to interest or cash dividends.

6.4 Exercise of SARs. Upon exercise of a Tandem SAR, the number of Shares subject to exercise under any related Option shall automatically be reduced by the number of Shares represented by the Option or portion thereof which is surrendered.

ARTICLE 7 — RESTRICTED STOCK AND RESTRICTED STOCK UNITS

7.1 Grant of Restricted Stock. Restricted Stock Awards may be made to Eligible Participants as a reward for past service or as an incentive for the performance of future services that will contribute materially to the successful operation of the Employer. Awards of Restricted Stock may be made either alone or in addition to or in tandem with other Awards granted under the Plan and may be current grants of Restricted Stock or deferred grants of Restricted Stock.

7.2 Restricted Stock Agreement. The Restricted Stock Agreement shall set forth the terms of the Award, as determined by the Committee, including, without limitation: the purchase price, if any, to be paid for such Restricted Stock, which may be more than, equal to, or less than Fair Market Value and may be zero, subject to such minimum consideration as may be required by applicable law; any restrictions applicable to the Restricted Stock such as continued service or achievement of Performance Measures, the length of the Restriction Period and whether any circumstances, such as death, Disability, or a Change in Control, will shorten or terminate the

Restriction Period; and rights of the Participant to vote or receive dividends or distributions with respect to the Shares during the Restriction Period. Subject to shortening the length of the Restriction Period upon the occurrence of certain circumstances, such as death, Disability, or a Change in Control, all grants of Restricted Stock not subject to Performance Measures shall have a Restriction Period of at least three (3) years but graded vesting may be provided. Restricted Stock Awards subject to Performance Measures shall have a Restriction Period of at least one (1) year. Restricted Stock Awards issued in lieu of all or part of a cash bonus payment otherwise payable to the Participant shall be subject to a Restriction Period of not more than one (1) year.

Notwithstanding Section 3.4 of the Plan, a Restricted Stock Award must be accepted within a period of sixty (60) days, or such other period as the Committee may specify, by executing a Restricted Stock Agreement and paying whatever price, if any, is required. The prospective recipient of a Restricted Stock Award shall not have any rights with respect to such Award, unless and until such recipient has executed a Restricted Stock Agreement and has delivered a fully executed copy thereof to the Committee, and has otherwise complied with the applicable terms and conditions of such Award.

7.3 Nontransferability. Except as otherwise provided in this Article 7, no shares of Restricted Stock nor any Restricted Stock Units received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.

7.4 Certificates. Upon an Award of Restricted Stock to a Participant, Shares of Restricted Stock shall be registered in the Participant’s name (or an appropriate book entry shall be made). Certificates, if issued, may either be held in custody by the Company until the Restriction Period expires or until restrictions thereon otherwise lapse and/or be issued to the Participant and registered in the name of the Participant, bearing an appropriate restrictive legend and remaining subject to appropriate stop-transfer orders. If required by the Committee, the Participant shall deliver to the Company one or more stock powers endorsed in blank relating to the Restricted Stock. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, unrestricted certificates for such shares shall be delivered to the Participant; provided, however, that the Committee may cause such legend or legends to be placed on any such certificates as it may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state law.

7.5 Dividends and Other Distributions. Except as provided in this Article 7 or in the Award Agreement, a Participant receiving a Restricted Stock Award shall have, with respect to such Restricted Stock Award, all of the rights of a stockholder of the Company, including the right to vote the Shares to the extent, if any, such Shares possess voting rights and the right to receive any dividends and distributions; provided, however, the Committee may require that any dividends on such Shares of Restricted Stock shall be automatically deferred and reinvested in additional Restricted Stock subject to the same restrictions as the underlying Award, or may require that dividends and other distributions on Restricted Stock shall be paid to the Company for the account of the Participant. The Committee shall determine whether interest shall be paid on such amounts, the rate of any such interest, and the other terms applicable to such amounts. In addition, with respect to Named Executive Officers, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to Restricted Stock such that the dividends and/or Restricted Stock maintain eligibility for the performance-based compensation exception under Code Section 162(m).

7.6 Restricted Stock Units (or RSUs). Awards of Restricted Stock Units may be made to Eligible Participants in accordance with the following terms and conditions:

(a) The Committee, in its discretion, shall determine the number of RSUs to grant to a Participant, the Restriction Period and other terms and conditions of the Award, including whether the Award will be paid in cash, Shares or a combination of the two and the time when the Award will be payable (i.e., at vesting, termination of employment or another date).

(b) Unless the Agreement provides otherwise, RSUs shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated.

(c) Awards of RSUs shall be subject to the same terms as applicable to Awards of Restricted Stock under Section 7.2 of the Plan; provided, however, a Participant to whom RSUs are awarded has no rights as a stockholder with respect to the Shares represented by the RSUs unless and until the Shares are actually delivered to the Participant; provided further, however, RSUs may have dividend equivalent rights if provided for by the Committee which may be subject to the same terms and conditions governing dividends and distributions applicable to Restricted Stock Awards under Section 7.5 of this Plan with the exception that in no event shall RSUs possess voting rights.

(d) The Agreement shall set forth the terms and conditions that shall apply upon the termination of the Participant’s employment with the Employer (including a forfeiture of RSUs for which the restrictions have not lapsed upon Participant’s ceasing to be employed) as the Committee may, in its discretion, determine at the time the Award is granted.

ARTICLE 8 — PERFORMANCE SHARES

8.1 Grant of Performance Shares. Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

8.2 Value of Performance Shares. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set the Performance Measures in its discretion which, depending on the extent to which they are met, will determine the number of Performance Shares that will be paid out to the Participant. For purposes of this Article 8, the time period during which the Performance Measures must be met shall be called a “Performance Period.”

8.3 Earning of Performance Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Shares shall be entitled to receive a payout of the number of Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Measures have been achieved. The Committee may provide in the Agreement for automatic accelerated vesting and other rights upon a Change in Control or upon the occurrence of other events specified in the Agreement.

8.4 Form and Timing of Payment of Performance Shares. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Shares in the form of cash or in Shares (or in a combination thereof) with an aggregate Fair Market Value equal to the value of the earned Performance Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form and timing of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

Except as otherwise provided in the Participant’s Award Agreement, a Participant shall be entitled to receive any dividends and distributions declared with respect to Shares that have been earned in connection with grants of Performance Shares but that have not yet been distributed to the Participant (such dividends and distributions shall be subject to the same accrual, forfeiture, and payout restrictions as apply to dividends and distributions earned with respect to Restricted Stock, as set forth in Section 7.5 herein). In addition, unless otherwise provided in the Participant’s Award Agreement, a Participant shall be entitled to exercise full voting rights with respect to Shares that have been earned in connection with grants of Performance Shares but that have not yet been distributed to the Participant.

8.5 Nontransferability. Except as otherwise provided in a Participant’s Award Agreement, Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, a Participant’s rights under the Plan shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s legal representative.

ARTICLE 9 — PERFORMANCE MEASURES

Until the Committee proposes for stockholder vote and stockholders approve a change in the general Performance Measures set forth in this Article 9, the attainment of which may determine the degree of payout and/or vesting with respect to Named Executive Officers’ Awards that are intended to qualify under the performance-based compensation provisions of Code Section 162(m), the Performance Measure(s) to be used for purposes of such Awards shall be chosen from among the following (which may relate to the Company or a business unit, division or subsidiary): earnings, earnings per share, consolidated pre-tax earnings, net earnings, operating income, EBIT (earnings before interest and taxes), EBITDA (earnings before interest, taxes, depreciation and amortization), gross margin, revenues, revenue growth, market value added, economic value added, return on equity, return on investment, return on assets, return on net assets, return on capital employed, return on incremental equity, total stockholder return, profit, economic profit, capitalized economic profit, after-tax profit, pre-tax profit, cash flow measures, cash flow return, sales, sales volume, revenues per employee, stock price, cost goals, budget goals, growth and expansion goals or goals related to acquisitions or divestitures. The Committee can establish other Performance Measures for performance Awards granted to Eligible Participants that are not Named Executive Officers.

The Committee shall be authorized to make adjustments in performance based criteria or in the terms and conditions of other Awards in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in applicable laws, regulations or accounting principles. The Committee shall also have the discretion to adjust the determinations of the degree of attainment of the pre-established Performance Measures; provided, however, that Awards which are designed to qualify for the performance-based compensation exception from the deductibility limitations of Code Section 162(m), and which are held by Named Executive Officers, may not be adjusted upward (except as may be permitted by Code Section 162(m)), but the Committee shall retain the discretion to adjust such Awards downward.

If applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards which shall not qualify for the performance-based compensation exception from the deductibility limitations of Code Section 162(m), the Committee may make such grants without satisfying the requirements of Code Section 162(m).

ARTICLE 10 — BENEFICIARY DESIGNATION

Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

ARTICLE 11 — DEFERRALS

The Committee may permit or require a Participant to defer under this Plan or to a separate deferred compensation arrangement of the Company such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock or Restricted Stock Units, or the satisfaction of any requirements or goals with respect to Performance Shares. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

ARTICLE 12 — WITHHOLDING

12.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

12.2 Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, unless other arrangements are made with the consent of the Committee, Participants shall satisfy the withholding requirement by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to not more than the minimum amount of tax required to be withheld with respect to the transaction. All such elections shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

ARTICLE 13 — FOREIGN EMPLOYEES

In order to facilitate the making of any grant of Awards under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals or who are employed by the Company or any Employer outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom, which special terms may be contained in an Appendix attached hereto. Moreover, the Committee may approve such supplements to or amendments, restatements or alternative versions of this Plan as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, shall include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company.

ARTICLE 14 — AMENDMENT AND TERMINATION

14.1 Amendment of Plan. The Committee may at any time terminate or from time to time amend the Plan in its discretion in whole or in part, but no such action shall adversely affect any rights or obligations with respect to any Awards previously granted under the Plan, unless the affected Participants consent in writing. To the extent required by Code Section 162(m) or 422 and/or the rules of NASDAQ or any exchange upon which the Company lists the Shares for trading or other applicable law, rule or regulation no amendment shall be effective unless approved by the stockholders of the Company at an annual or special meeting.

14.2 Amendment of Award Agreement; Repricing. The Committee may, at any time, in its discretion amend outstanding Agreements in a manner not inconsistent with the terms of the Plan; provided, however, except as provided in Section 14.4, if such amendment is adverse to the Participant, as determined by the Committee, the amendment shall not be effective unless and until the Participant consents, in writing, to such amendment. To the extent not inconsistent with the terms of the Plan, the Committee may, at any time in its discretion amend an outstanding Agreement in a manner that is not unfavorable to the Participant without the consent of such Participant. Notwithstanding the above provision, the Committee shall not have the authority to decrease the Option Price of any outstanding Option, except in accordance with Section 4.3 or unless such an amendment is approved by the stockholders of the Company.

14.3 Termination of Plan. No Awards shall be granted under the Plan after the tenth (10th) anniversary of the date the Board adopts the Plan.

14.4 Detrimental Activity. The Committee may provide in the Award Agreement that if a Participant engages in any “Detrimental Activity” (as defined below), the Committee may, notwithstanding any other provision in this Plan to the contrary, cancel, rescind, suspend, withhold or otherwise restrict or limit any unexpired, unexercised or unpaid Award as of the first date the Participant engages in the Detrimental Activity, unless sooner terminated by operation of another term of this Plan or any other agreement. Without limiting the generality of the foregoing, the Agreement may also provide that if the Participant exercises an Option or SAR, receives a Performance Share or Restricted Stock Unit payout, or receives Shares under an Award at any time during the period beginning six months prior to the date the Participant first engages in Detrimental Activity and ending six months after the date the Participant ceases to engage in any Detrimental Activity, the Participant shall be required to pay to the Company the excess of the then Fair Market Value of the Shares subject to the Award over the total price paid by the Participant for such Shares.

For purposes of this Section, “Detrimental Activity” means any of the following activities as further defined by the Committee in the Award Agreement and as determined by the Committee in good faith: (i) the violation of any agreement between the Company and the Participant relating to the disclosure of confidential information or trade secrets, the solicitation of employees, customers, suppliers, licensees, licensors or contractors, or the performance of competitive services or (ii) conduct that constitutes Cause (as defined in Section 2.4 above), whether or not the Participant’s employment is terminated for Cause.

14.5 Assumption or Cancellation of Awards. In the event of a proposed sale of all or substantially all of the assets or stock of the Company, the merger of the Company with or into another corporation such that stockholders of the Company immediately prior to the merger exchange their shares of stock in the Company for cash and/or shares of another entity or any other corporate transaction to which the Committee deems this provision applicable, each Award shall be assumed or an equivalent Award shall be substituted by the successor corporation or a parent or subsidiary of such successor corporation (and adjusted as appropriate), unless such successor corporation does not agree to assume the Award or to substitute an equivalent award, in which case the Committee may, in its sole discretion and in lieu of such assumption or substitution, provide for the Participant to have the right to exercise the Option or other Award as to all Shares, including Shares as to which the Option or other Award would not otherwise be exercisable (or with respect to RSUs, Performance Shares or Restricted Stock, provide that all restrictions shall lapse or with respect to Performance Shares, provide that the Performance Measures are satisfied) or provide for cancellation and for a cash payment for such Award. If the Committee makes an Option or other Award fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets or stock or other corporate transaction, the Committee shall notify the Participant that, subject to rescission if the merger, sale of assets or stock or other corporate transaction is not successfully completed within a certain period, the Option or other Award shall be fully exercisable for a period of fifteen (15) days from the date of such notice (or such other period as provided by the Committee), and, to the extent not exercised, the Option or other Award will terminate upon the expiration of such period.

ARTICLE 15 — MISCELLANEOUS PROVISIONS

15.1 Restrictions on Shares. All certificates for Shares delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. In making such determination, the Committee may rely upon an opinion of counsel for the Company or Committee.

Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any Shares under the Plan or make any other distribution of the benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.

15.2 No Implied Rights. Nothing in the Plan or any Award granted under the Plan shall confer upon any Participant any right to continue in the service of the Employer, or to serve as a Director thereof, or interfere in any way with the right of the Employer to terminate the Participant’s employment or other service relationship for any reason at any time. Unless agreed by the Board, no Award granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan, severance program, or other arrangement of the Employer for the benefit of its employees. No Participant shall have any claim to an Award until it is actually granted under the Plan. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Committee, be no greater than the right of an unsecured general creditor of the Company.

15.3 Compliance with Laws.

(a) At all times when the Committee determines that compliance with Code Section 162(m) is required or desirable, all Awards granted under this Plan to Named Executive Officers shall comply with the requirements of Code Section 162(m). In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Awards under the Plan, the Committee may, subject to the requirements of Article 14, make any adjustments it deems appropriate.

(b) The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any United States government or regulatory agency as may be required. Any provision herein relating to compliance with Rule 16b-3 under the Exchange Act shall not be applicable with respect to participation in the Plan by Participants who are not Insiders.

15.4 Successors. The terms of the Plan shall be binding upon the Company, and its successors and assigns (whether by purchase, merger, consolidation or otherwise).

15.5 Tax Elections. Each Participant agrees to give the Committee prompt written notice of any election made by such Participant under Code Section 83(b) or any similar provision thereof.

15.6 Legal Construction.

(a) Severability. If any provision of this Plan or an Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Agreement under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Agreement, it shall be stricken and the remainder of the Plan or the Agreement shall remain in full force and effect.

(b) Gender and Number. Where the context admits, words in any gender shall include the other gender, words in the singular shall include the plural and words in the plural shall include the singular.

(c) Governing Law. To the extent not preempted by federal law, the Plan and all Agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Florida.

APPENDIX B

MPS GROUP, INC.

2008 NON-EXECUTIVE EQUITY INCENTIVE PLAN

ARTICLE 1 — GENERAL PROVISIONS

1.1 Establishment and Purposes of Plan. MPS Group, Inc., a Florida corporation, hereby establishes an equity incentive plan to be known as the “MPS Group, Inc. 2008 Non-Executive Equity Incentive Plan”, as set forth in this document. The objectives of the Plan are (i) to provide incentives to those individuals who contribute significantly to the long-term performance and growth of the Company and its affiliates; and (ii) to attract, motivate and retain directors, employees, consultants, advisors and other persons who perform services for the Company by providing compensation opportunities that are competitive with other companies; and (iii) to align the long-term financial interests of employees and other Eligible Participants with those of the Company’s stockholders.

1.2 Types of Awards. Awards under the Plan may be made to Eligible Participants who are employees in the form of (i) Incentive Stock Options, (ii) Nonqualified Stock Options, (iii) Restricted Stock, (iv) Restricted Stock Units, (v) Other Awards, or (vi) any combination of the foregoing. Awards under the Plan may be made to Eligible Participants who are not employees in the form of (i) Nonqualified Stock Options, (ii) Restricted Stock; and (iii) Restricted Stock Units, (iv) Other Awards,or (v) any combination of the foregoing.

1.3 Effective Date. The Plan shall be effective upon approval by the Company’s stockholders (the “Effective Date”).

ARTICLE 2 — DEFINITIONS

Except where the context otherwise indicates, the following definitions apply:

“Agreement” means the written agreement evidencing an Award granted to the Participant under the Plan.

“Award” means an award granted to a Participant under the Plan that is an Option, Restricted Stock, Other Award, or combination of these.

“Board” means the Board of Directors of the Company.

“Cause” means, unless provided otherwise in the Agreement, the involuntary termination of a Participant by the Company for any of the following reasons: (a) as a result of an act or acts by the Participant which have been found in an applicable court of law to constitute a felony (other than traffic-related offenses); (b) as a result of one or more acts by a Participant which in the good faith judgment of the Board are believed to be in violation of law or of policies of the Company and which result in demonstrably material injury to the Company; (c) as a result of an act or acts of proven dishonesty by the Participant resulting or intended to result directly or indirectly in significant gain or personal enrichment to the Participant at the expense of the Company or public stockholders of the Company; or (d) upon the willful and continued failure by the Participant to perform his or her duties with the Company (other than any such failure resulting from incapacity due to mental or physical illness not constituting a Disability), after a demand in writing for substantial performance is delivered by the Board, which demand specifically identifies the manner in which the Board believes that the Participant has not substantially performed his or her duties. For purposes of this Plan, no act or failure to act by the Participant shall be deemed to be “willful” unless done or omitted to be done by the Participant not in good faith and without reasonable belief that the Participant’s action or omission was in the best interests of the Company. “Cause” shall be determined by the Committee. Notwithstanding the foregoing, if the Participant has entered into an employment agreement with the Employer that is binding as of the date of employment termination, and if such employment agreement defines “Cause,” then the definition of “Cause” in such agreement, in lieu of the definition provided above, shall apply to the Participant for purposes of the Plan.

“Change in Control” means any of the following events:

(a) The acquisition by any “person,” as the term person is used for purposes of Sections 13(d) or 14(d) of the Exchange Act, not a stockholder of the Company on the Effective Date, of legal or beneficial ownership of 35% or more of either (i) the then outstanding shares of common stock of the Company or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors;

(b) Individuals who, on the Effective Date, constitute the Board cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Board shall be considered as though such individual were a member of the Board as of the date hereof;

(c) Approval by the stockholders of the Company of a reorganization, merger, or consolidation, in each case unless the stockholders of the Company immediately before such reorganization, merger, or consolidation own, directly or indirectly, immediately following such reorganization, merger, or consolidation at least a majority of the combined voting power of the outstanding voting securities of the corporation resulting from such reorganization, merger, or consolidation in substantially the same proportion as their ownership of the voting securities immediately before such reorganization, merger or consolidation; or

(d) Approval by the stockholders of the Company of (i) a complete liquidation or dissolution of the Company, or (ii) the sale or other disposition of more than 50% of the assets of the Company within a twelve month period.

“Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.

“Committee” means the Compensation Committee of the Board or such other committee consisting of two or more members of the Board as may be appointed by the Board to administer this Plan pursuant to Article 3 of the Plan.

“Company” means MPS Group, Inc., a Florida corporation, and its successors and assigns.

“Director” means any individual who is a member of the Board of Directors of the Company; provided, however, that any Director who is employed by the Company or any Employer shall not be considered a Director, but instead shall be considered an employee for purposes of the Plan.

“Disability” means, (i) with respect to a Participant who is eligible to participate in the Employer’s program of long-term disability insurance, if any, a condition with respect to which the Participant is entitled to commence benefits under such program, and (ii) with respect to any Participant (including a Participant who is eligible to participate in the Employer’s program of long-term disability insurance, if any), the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of six (6) months or more. The determination of Disability shall be made by the Committee.

“Effective Date” shall have the meaning ascribed to such term in Section 1.3 hereof.

“Eligible Participant” means an employee of the Employer, as well as any Director or other person, including a consultant or advisor, who provides bona fide services to the Employer, as shall be determined by the Committee. Notwithstanding the foregoing, no person who at the time of a proposed grant of an Award hereunder is an Excluded Executive Officer shall be an Eligible Participant or granted any Award under this Plan.

“Employer” means the Company and any entity during any period of which it is a “parent corporation” or a “subsidiary corporation” with respect to the Company within the meaning of Code Sections 424(e) and 424(f). With respect to all purposes of the Plan, including, but not limited to, the establishment, amendment, termination, operation and administration of the Plan, the Company shall be authorized to act on behalf of all other entities included within the definition of “Employer.”

“Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended. All citations to sections of the Exchange Act or rules thereunder are to such sections or rules as they may from time to time be amended or renumbered.

“Excluded Executive Officer” means each of the Company’s Principal Executive Officer, Principal Financial Officer, and other executive officers as may be determined by the Committee.

“Fair Market Value” means the fair market value of a Share, as determined in good faith by the Committee as follows:

(a) if the Shares are admitted to trading on a national securities exchange, Fair Market Value on any date shall be the last sale price reported for the Shares on such exchange on such date or, if no sale was reported on such date, on the last date preceding such date on which a sale was reported;

(b) if the Shares are admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) or other comparable quotation system and have been designated as a National Market System (“NMS”) security, Fair Market Value on any date shall be the last sale price reported for the Shares on such system on such date or on the last day preceding such date on which a sale was reported;

(c) If the Shares are admitted to Quotation on the NASDAQ and have not been designated a NMS Security, Fair Market Value on any date shall be the average of the highest bid and lowest asked prices of the Shares on such system on such date; or

(d) if (a), (b) and (c) do not apply, on the basis of the good faith determination of the Committee.

For purposes of subsection (a) above, if Shares are traded on more than one securities exchange then the following exchange shall be referenced to determine Fair Market Value: (i) the New York Stock Exchange (“NYSE”), or (ii) if shares are not traded on the NYSE, the NASDAQ, or (iii) if shares are not traded on the NYSE or NASDAQ, the largest regional exchange on which Shares are traded.

“Incentive Stock Option” means an Option granted to an Eligible Participant under Article 5 of the Plan which is intended to meet the requirements of Section 422 of the Code.

“Nonqualified Stock Option” means an Option granted to an Eligible Participant under Article 5 of the Plan which is not intended to meet the requirements of Section 422 of the Code.

“Option” means an Incentive Stock Option or a Nonqualified Stock Option. An Option shall be designated as either an Incentive Stock Option or a Nonqualified Stock Option, and in the absence of such designation, shall be treated as a Nonqualified Stock Option.

“Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

“Other Award” means any other award granted to a Participant pursuant to Article 7 of this Plan

“Participant” means an Eligible Participant to whom an Award has been granted.

“Permitted Transferee” means any members of the immediate family of the Participant (i.e., spouse, children and grandchildren), any trusts for the benefit of such family members or any partnerships whose only partners are such family members. Appropriate evidence of any transfer to the Permitted Transferees shall be delivered to the Company at its principal executive office. If all or part of an Option is transferred to a Permitted Transferee, the Permitted Transferee’s rights thereunder shall be subject to the same restrictions and limitations with respect to the Option as the Participant.

“Plan” means the MPS Group, Inc. 2008 Non-Executive Equity Incentive Plan, as set forth herein and as it may be amended from time to time.

“Principal Executive Officer” means the individual serving as the Company’s principal executive officer, as determined in accordance with Item 402 of Regulation S-K.

“Principal Financial Officer” means the individual serving as the Company’s principal financial officer, as determined in accordance with Item 402 of Regulation S-K.

“Restricted Stock” means an Award of Shares under Article 6 of the Plan, which Shares are issued with such restriction(s) as the Committee, in its sole discretion, may impose, including without limitation, any restriction on the right to retain such Shares, to sell, transfer, pledge or assign such Shares, to vote such Shares, and/or to receive any dividends or distributions with respect to such Shares, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

“Restricted Stock Units” means a right granted under Article 6 of the Plan to receive a number of Shares or a cash payment for each such Share equal to the Fair Market Value of a Share on a specified date.

“Restriction Period” means the period commencing on the date an Award of Restricted Stock or Restricted Stock Units is granted and ending on such date as the Committee shall determine.

“Retirement” means termination of employment other than for Cause after a Participant has (i) attained age 65; or (ii) reached the age of 55 years and has completed at least 10 years of service.

“Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended. All citations to sections of the Securities Act or rules thereunder are to such sections or rules as they may from time to time be amended or renumbered.

“Share” means one share of common stock, par value $.01 per share, of the Company, and as such Share may be adjusted pursuant to the provisions of Section 4.2 of the Plan.

ARTICLE 3 — ADMINISTRATION

3.1 General. This Plan shall be administered by the Committee. The Committee, in its discretion, may delegate to one or more of its members, or to officers of the Company, such of its powers as it deems appropriate.

3.2 Authority of the Committee.

(a) The Committee shall have the exclusive right to interpret, construe and administer the Plan, to select the Eligible Participants who are eligible to receive an Award, and to act in all matters pertaining to the granting of an Award and the contents of the Agreement evidencing the Award, including, without limitation, the determination of the number of Options, Restricted Stock, Restricted Stock Units, or Other Awards subject to an Award and the form, terms, conditions and duration of each Award, and any amendment thereof consistent with the provisions of the Plan. The Committee may adopt such rules, regulations and procedures of general application for the administration of this Plan, as it deems appropriate.

(b) The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Agreement in the manner and to the extent it shall deem desirable to carry it into effect.

(c) In the event the Company shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Committee may, in its discretion, make such adjustments in the terms of Awards under the Plan as it shall deem appropriate.

(d) All acts, determinations and decisions of the Committee made or taken pursuant to grants of authority under the Plan or with respect to any questions arising in connection with the administration and interpretation of the Plan, including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all parties, including the Company, its stockholders, Participants, Eligible Participants and their estates, beneficiaries and successors.

3.3 Award Agreements. Each Award granted under the Plan shall be evidenced by a written Agreement. Each Agreement shall be subject to and incorporate, by reference or otherwise, the applicable terms and conditions of the Plan, and any other terms and conditions, not inconsistent with the Plan, as may be imposed by the Committee, including without limitation, provisions related to the consequences of termination of employment. A copy of such document shall be provided to the Participant, and the Committee may, but need not, require that the Participant sign a copy of the Agreement.

3.4 Indemnification. In addition to such other rights of indemnification as they may have as directors, officers or as members of the Committee, directors and officers of the Company and the members of the Committee shall be indemnified by the Company against reasonable expenses, including attorney’s fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted hereunder, and against all amounts paid by them in settlement thereof, provided such settlement is approved by independent legal counsel selected by the Company, or paid by them in satisfaction of a judgment or settlement in any such action, suit or proceeding, except as to matters as to which the director, officer or Committee member has been grossly negligent or engaged in willful misconduct in the performance of his duties; provided, that within 60 days after institution of any such action, suit or proceeding, a director, officer or Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

ARTICLE 4 — SHARES SUBJECT TO THE PLAN

4.1 Number of Shares.

(a) Subject to adjustment as provided in (b) below and in Section 4.2, the aggregate number of Shares which are available for issuance pursuant to Awards under the Plan is Two Million (2,000,000) Shares. The number of Incentive Stock Options that may be issued under the Plan is 2,000,000. Such Shares shall be made available from Shares currently authorized but unissued or Shares currently held (or subsequently acquired) by the Company as treasury shares, including Shares purchased in the open market or in private transactions. If Options, Restricted Stock or Restricted Stock Units are issued in respect of options, restricted stock, or restricted stock units of an entity acquired, by merger or otherwise, by the Company (or any subsidiary of the Company or any Employer), to the extent such issuance shall not be inconsistent with the terms, limitations and conditions of Code section 422, the aggregate number of Shares for which Awards may be made hereunder shall automatically be increased by the number of Shares subject to Awards so issued; provided, however, the aggregate number of shares for which Awards may be granted hereunder shall automatically be decreased by the number of Shares covered by any unexercised portion of an Award so issued that has terminated for any reason, and the Shares subject to any such unexercised portion may not be the subject of an Award to any other person.

(b) The following rules shall apply for purposes of the determination of the number of Shares available for grant under the Plan:

(i) If, for any reason, any Shares awarded or subject to purchase under the Plan are not delivered or purchased, or are reacquired by the Company, for reasons, including, but not limited to, a forfeiture of Restricted Stock or termination, expiration or cancellation of an Option, Restricted Stock Units, or Other Award (“Returned Shares”), such shall not be charged against the aggregate number of Shares available for issuance pursuant to Awards under the Plan and shall again be available for issuance pursuant to an Award under the Plan. If the exercise price and/or withholding obligation under an Award is satisfied by tendering Shares to the Company (either by actual delivery or attestation), only the number of Shares issued net of the Shares so tendered shall be deemed delivered for purposes of determining the maximum number of Shares available for issuance under the Plan.

(ii) Each Restricted Stock Unit that may be settled in Shares shall be counted as one Share subject to an Award. Restricted Stock Units that may not be settled in Shares (or that may be settled in Shares but are not) shall not result in a charge against the aggregate number of Shares available for issuance pursuant to Awards under this Plan.

4.2 Adjustment of Shares. If any change in corporate capitalization, such as a stock split, reverse stock split, stock dividend, or any corporate transaction such as a reorganization, reclassification, merger or consolidation or separation, including a spin-off, of the Company or sale or other disposition by the Company of all or a portion of its assets, any other change in the Company’s corporate structure, or any distribution to stockholders (other than a cash dividend) results in the outstanding Shares, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of shares or other securities of the Company, or for shares of stock or other securities of any other entity, or new, different or additional shares or other securities of the Company or of any other entity being received by the holders of outstanding Shares, then equitable adjustments shall be made by the Committee in:

(a) the limitations on the aggregate number of Shares that may be awarded as set forth in Section 4.1, including, without limitation, with respect to Incentive Stock Options;

(b) the number and class of Shares that may be subject to an Award, and which have not been issued or transferred under an outstanding Award;

(c) the Option Price under outstanding Options; and

(d) the terms, conditions or restrictions of any Award and Agreement, including the price payable for the acquisition of Shares; provided, however, that all such adjustments made in respect of each Incentive Stock Option shall be accomplished so that such Option shall continue to be an incentive stock option within the meaning of Code Section 422.

ARTICLE 5 — STOCK OPTIONS

5.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Eligible Participants at any time and from time to time as shall be determined by the Committee. The Committee shall have sole discretion in determining the number of Shares subject to Options granted to each Participant. The Committee may grant a Participant Incentive Stock Options, Nonqualified Stock Options or a combination thereof, and may vary such Awards among Participants; provided that only an employee may be granted Incentive Stock Options.

5.2 Agreement. Each Option grant shall be evidenced by an Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains and such other provisions as the Committee shall determine. The Option Agreement shall further specify whether the Award is intended to be an Incentive Stock Option or a Nonqualified Stock Option. Any portion of an Option that is not designated as an Incentive Stock Option or otherwise fails or is not qualified as an Incentive Stock Option (even if designated as an Incentive Stock Option) shall be a Nonqualified Stock Option.

5.3 Option Price. The Option Price for each grant of an Incentive Stock Option or Nonqualified Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted.

5.4 Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary of its grant date.

5.5 Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, including conditions related to the employment of or provision of services by the Participant with the Company or any Employer, which need not be the same for each grant or for each Participant. The Committee may provide in the Agreement for automatic accelerated vesting and other rights upon the occurrence of a Change in Control of the Company or upon the occurrence of other events as specified in the Agreement.

5.6 Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash, (b) cash equivalent approved by the Committee, (c) if approved by the Committee, by tendering previously acquired Shares (or delivering a certification or attestation of ownership of such Shares) having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the tendered Shares must have been held by the Participant for any period required by the Committee), or (d) by a combination of (a), (b) and (c). The Committee also may allow cashless exercises as permitted under the Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law.

5.7 Nontransferability of Options.

(a) Incentive Stock Options. No Incentive Stock Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all Incentive Stock Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

(b) Nonqualified Stock Options. Except as otherwise provided in a Participant’s Award Agreement with respect to transfers to Permitted Transferees (any such transfers being subject to applicable laws, rules and regulations), no Nonqualified Stock Option granted under this Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, all Nonqualified Stock Options granted to a Participant under this Article 5 shall be exercisable during his or her lifetime only by such Participant.

5.8 Purchased Options. The Committee shall also have the authority to grant Options to Participants in exchange for a stated purchase price for such Option (which may be payable by the Participant directly or, at the election of the Participant, may be offset from bonus or other amounts owed to the Participant by the Company).

5.9 Special Rules for Incentive Stock Options. In no event shall any Participant who owns (within the meaning of Section 424(d) of the Code) stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company be eligible to receive an Incentive Stock Option at an Option Price less than one hundred ten percent (110%) of the Fair Market Value of a share on the date the Incentive Stock Option is granted or be eligible to receive an Incentive Stock Option that is exercisable later than the fifth (5th) anniversary date of its grant. No Participant may be granted Incentive Stock Options (under the Plan and all other incentive stock option plans of the Employer) which are first exercisable in any calendar year for Shares having an aggregate Fair Market Value (determined as of the date an Option is granted) that exceeds One Hundred Thousand Dollars ($100,000).

ARTICLE 6 — RESTRICTED STOCK AND RESTRICTED STOCK UNITS

6.1 Grant of Restricted Stock. Restricted Stock Awards may be made to Eligible Participants as a reward for past service or as an incentive for the performance of future services that will contribute materially to the successful operation of the Employer. Awards of Restricted Stock may be made either alone or in addition to or in tandem with other Awards granted under the Plan and may be current grants of Restricted Stock or deferred grants of Restricted Stock.

6.2 Restricted Stock Agreement. The Restricted Stock Agreement shall set forth the terms of the Award, as determined by the Committee, including, without limitation: the purchase price, if any, to be paid for such Restricted Stock, which may be more than, equal to, or less than Fair Market Value and may be zero, subject to such minimum consideration as may be required by applicable law; any restrictions applicable to the Restricted Stock such as continued service or achievement of such performance measures as may be determined by the Committee and set forth in the applicable Agreement with respect to such Restricted Stock, the length of the Restriction Period and whether any circumstances, such as death, Disability, or a Change in Control, will shorten or terminate the Restriction Period; and rights of the Participant to vote or receive dividends or distributions with respect to the Shares during the Restriction Period. Subject to shortening the length of the Restriction Period upon the occurrence of certain circumstances, such as death, Disability, or a Change in Control, all grants of Restricted Stock not subject to performance measures shall have a Restriction Period of at least three (3) years but graded vesting may be provided. Restricted Stock Awards subject to performance measures shall have a Restriction Period of at least one (1) year. Restricted Stock Awards issued in lieu of all or part of a cash bonus payment otherwise payable to the Participant shall be subject to a Restriction Period of not more than one (1) year.

Notwithstanding Section 3.3 of the Plan, a Restricted Stock Award must be accepted within a period of sixty (60) days, or such other period as the Committee may specify, by executing a Restricted Stock Agreement and paying whatever price, if any, is required. The prospective recipient of a Restricted Stock Award shall not have any rights with respect to such Award, unless and until such recipient has executed a Restricted Stock Agreement and has delivered a fully executed copy thereof to the Committee, and has otherwise complied with the applicable terms and conditions of such Award.

6.3 Nontransferability. Except as otherwise provided in this Article 6, no shares of Restricted Stock nor any Restricted Stock Units received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.

6.4 Certificates. Upon an Award of Restricted Stock to a Participant, Shares of Restricted Stock shall be registered in the Participant’s name (or an appropriate book entry shall be made). Certificates, if issued, may either be held in custody by the Company until the Restriction Period expires or until restrictions thereon otherwise lapse and/or be issued to the Participant and registered in the name of the Participant, bearing an appropriate restrictive legend and remaining subject to appropriate stop-transfer orders. If required by the Committee, the Participant shall deliver to the Company one or more stock powers endorsed in blank relating to the Restricted Stock. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, unrestricted certificates for such shares shall be delivered to the Participant; provided, however, that the Committee may cause such legend or legends to be placed on any such certificates as it may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state law.

6.5 Dividends and Other Distributions. Except as provided in this Article 6 or in the Award Agreement, a Participant receiving a Restricted Stock Award shall have, with respect to such Restricted Stock Award, all of the rights of a stockholder of the Company, including the right to vote the Shares to the extent, if any, such Shares possess voting rights and the right to receive any dividends and distributions; provided, however, the Committee may require that any dividends on such Shares of Restricted Stock shall be automatically deferred and reinvested in additional Restricted Stock subject to the same restrictions as the underlying Award, or may require that dividends and other distributions on Restricted Stock shall be paid to the Company for the account of the Participant. The Committee shall determine whether interest shall be paid on such amounts, the rate of any such interest, and the other terms applicable to such amounts.

6.6 Restricted Stock Units. Awards of Restricted Stock Units may be made to Eligible Participants in accordance with the following terms and conditions:

(a) The Committee, in its discretion, shall determine the number of Restricted Stock Units to grant to a Participant, the Restriction Period and other terms and conditions of the Award, including whether the Award will be paid in cash, Shares or a combination of the two and the time when the Award will be payable (i.e., at vesting, termination of employment or another date).

(b) Unless the Agreement provides otherwise, Restricted Stock Units shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated.

(c) Awards of Restricted Stock Units shall be subject to the same terms as applicable to Awards of Restricted Stock under Section 6.2 of the Plan; provided, however, a Participant to whom Restricted Stock Units are awarded has no rights as a stockholder with respect to the Shares represented by the Restricted Stock Units unless and until the Shares are actually delivered to the Participant; provided further, however, Restricted Stock Units may have dividend equivalent rights if provided for by the Committee which may be subject to the same terms and conditions governing dividends and distributions applicable to Restricted Stock Awards under Section 6.5 of this Plan with the exception that in no event shall Restricted Stock Units possess voting rights.

(d) The Agreement shall set forth the terms and conditions that shall apply upon the termination of the Participant’s employment with the Employer (including a forfeiture of Restricted Stock Units for which the restrictions have not lapsed upon Participant’s ceasing to be employed) as the Committee may, in its discretion, determine at the time the Award is granted.

ARTICLE 7 — OTHER AWARDS

7.1 The Board may, subject to limitations under applicable law, grant to any Eligible Participant such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares or factors that may influence the value of such Shares, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights for Shares, awards with value and payment contingent upon performance of the Company, or its subsidiaries, or affiliates or other business units thereof or any other factors designated by the Board, and awards valued by reference to the book value of Shares or the value of securities of, or the performance of subsidiaries, affiliates or other business units of the Company. The Board shall determine the terms and conditions of such awards. Shares delivered pursuant to an award in the nature of a purchase right granted under this Article 7 shall be purchased for such consideration, paid for at such time, by such methods, and in such forms, including, without limitation, cash, Shares, other awards, notes or other property, as the Board shall determine.

7.2 Cash awards, as an element of or supplement to any other award granted under this Plan, may also be granted pursuant to this Article 7 of this Plan.

7.3 The Board may grant Shares as a bonus, or may grant other awards in lieu of obligations of the Company to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements.

7.4 Share-based awards granted pursuant to this Article 7 are not required to be subject to any minimum vesting period.

ARTICLE 8 — BENEFICIARY DESIGNATION

Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

ARTICLE 9 — DEFERRALS

The Committee may permit or require a Participant to defer under this Plan or to a separate deferred compensation arrangement of the Company such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option, or the lapse or waiver of restrictions with respect to Restricted Stock or Restricted Stock Units. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

ARTICLE 10 — WITHHOLDING

10.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

10.2 Share Withholding. With respect to withholding required upon the exercise of Options, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, unless other arrangements are made with the consent of the Committee, Participants shall satisfy the withholding requirement by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to not more than the minimum amount of tax required to be withheld with respect to the transaction. All such elections shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

ARTICLE 11 — FOREIGN EMPLOYEES

In order to facilitate the making of any grant of Awards under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals or who are employed by the Company or any Employer outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom, which special terms may be contained in an Appendix attached hereto. Moreover, the Committee may approve such supplements to or amendments, restatements or alternative versions of this Plan as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, shall include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company.

ARTICLE 12 — AMENDMENT AND TERMINATION

12.1 Amendment of Plan. The Committee may at any time terminate or from time to time amend the Plan in its discretion in whole or in part, but no such action shall adversely affect any rights or obligations with respect to any Awards previously granted under the Plan, unless the affected Participants consent in writing. To the extent required by Code Section 422 and/or the rules of NASDAQ or any exchange upon which the Company lists the Shares for trading or other applicable law, rule or regulation no amendment shall be effective unless approved by the stockholders of the Company at an annual or special meeting.

12.2 Amendment of Award Agreement; Repricing. The Committee may, at any time, in its discretion amend outstanding Agreements in a manner not inconsistent with the terms of the Plan; provided, however, except as provided in Section 12.4, if such amendment is adverse to the Participant, as determined by the Committee, the amendment shall not be effective unless and until the Participant consents, in writing, to such amendment. To the extent not inconsistent with the terms of the Plan, the Committee may, at any time in its discretion amend an outstanding Agreement in a manner that is not unfavorable to the Participant without the consent of such Participant. Notwithstanding the above provision, the Committee shall not have the authority to decrease the Option Price of any outstanding Option, except in accordance with Section 4.2 or unless such an amendment is approved by the stockholders of the Company.

12.3 Termination of Plan. No Awards shall be granted under the Plan after the tenth (10th) anniversary of the date the Board adopts the Plan.

12.4 Detrimental Activity. The Committee may provide in the Award Agreement that if a Participant engages in any Detrimental Activity (as defined below), the Committee may, notwithstanding any other provision in this Plan to the contrary, cancel, rescind, suspend, withhold or otherwise restrict or limit any unexpired, unexercised or unpaid Award as of the first date the Participant engages in the Detrimental Activity, unless sooner terminated by operation of another term of this Plan or any other agreement. Without limiting the generality of the foregoing, the Agreement may also provide that if the Participant exercises an Option, receives a Restricted Stock Unit payout, or receives Shares under an Award at any time during the period beginning six months prior to the date the Participant first engages in Detrimental Activity and ending six months after the date the Participant ceases to engage in any Detrimental Activity, the Participant shall be required to pay to the Company the excess of the then Fair Market Value of the Shares subject to the Award over the total price paid by the Participant for such Shares.

For purposes of this Section, “Detrimental Activity” means any of the following activities as further defined by the Committee in the Award Agreement and as determined by the Committee in good faith: (i) the violation of any agreement between the Company and the Participant relating to the use or disclosure of confidential information or trade secrets, the solicitation of employees, customers, suppliers, licensees, licensors or contractors, or the performance of competitive services or (ii) conduct that constitutes Cause (as defined in Section 2 above), whether or not the Participant’s employment is terminated for Cause.

12.5 Assumption or Cancellation of Awards. In the event of a proposed sale of all or substantially all of the assets or stock of the Company, the merger of the Company with or into another corporation such that stockholders of the Company immediately prior to the merger exchange their shares of stock in the Company for cash and/or shares of another entity or any other corporate transaction to which the Committee deems this provision applicable, each Award shall be assumed or an equivalent Award shall be substituted by the successor corporation or a parent or subsidiary of such successor corporation (and adjusted as appropriate), unless such successor corporation does not agree to assume the Award or to substitute an equivalent award, in which case the Committee may, in its sole discretion and in lieu of such assumption or substitution, provide for the Participant to have the right to exercise the Option or other Award as to all Shares, including Shares as to which the Option or other Award would not otherwise be exercisable (or with respect to Restricted Stock Units or Restricted Stock, provide that all restrictions shall lapse) or provide for cancellation and for a cash payment for such Award. If the Committee makes an Option or other Award fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets or stock or other corporate transaction, the Committee shall notify the Participant that, subject to rescission if the merger, sale of assets or stock or other corporate transaction is not successfully completed within a certain period, the Option or other Award shall be fully exercisable for a period of fifteen (15) days from the date of such notice (or such other period as provided by the Committee), and, to the extent not exercised, the Option or other Award will terminate upon the expiration of such period.

ARTICLE 13 — MISCELLANEOUS PROVISIONS

13.1 Restrictions on Shares. All certificates for Shares delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. In making such determination, the Committee may rely upon an opinion of counsel for the Company or Committee.

Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any Shares under the Plan or make any other distribution of the benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

13.2 No Implied Rights. Nothing in the Plan or any Award granted under the Plan shall confer upon any Participant any right to continue in the service of the Employer or interfere in any way with the right of the Employer to terminate the Participant’s employment or other service relationship for any reason at any time. Unless agreed by the Board, no Award granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan, severance program, or other arrangement of the Employer for the benefit of its employees. No Participant shall have any claim to an Award until it is actually granted under the Plan. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Committee, be no greater than the right of an unsecured general creditor of the Company.

13.3 Compliance with Laws. The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any United States government or regulatory agency as may be required.

13.4 Successors. The terms of the Plan shall be binding upon the Company, and its successors and assigns (whether by purchase, merger, consolidation or otherwise).

13.5 Tax Elections. Each Participant agrees to give the Committee prompt written notice of any election made by such Participant under Code Section 83(b) or any similar provision thereof.

13.6 Legal Construction.

(a) Severability. If any provision of this Plan or an Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Agreement under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Agreement, it shall be stricken and the remainder of the Plan or the Agreement shall remain in full force and effect.

(b) Gender and Number. Where the context admits, words in any gender shall include the other gender, words in the singular shall include the plural and words in the plural shall include the singular.

(c) Governing Law. To the extent not preempted by federal law, the Plan and all Agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Florida.

MPS Group, Inc.

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Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 14, 2008.

		Vote by Internet • Log on to the Internet and go to www.investorvote.com • Follow the steps outlined on the secured website.

Vote by telephone

•   Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.

•   Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

¯ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ¯

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposal 2, and FOR Proposal 3.

1. Election of Directors:	For	Withhold		For	Withhold		For	Withhold	+

01 - Derek E. Dewan	☐	☐	02 - Timothy D. Payne	☐	☐	03 - Peter J. Tanous	☐	☐
04 - T. Wayne Davis	☐	☐	05 - John R. Kennedy	☐	☐	06 - Michael D. Abney	☐	☐
07 - William M. Isaac	☐	☐	08 - Darla D. Moore	☐	☐	09 - Arthur B. Laffer, Ph.D.	☐	☐

2. To approve an amendment to increase the number of shares of common stock available for issuance under the
Company’s 2004 Equity Incentive Plan by 5 million shares.	☐	For	☐	Against	☐ Abstain

3. To approve the MPS Group, Inc. 2008 Non-Executive Equity Incentive Plan.	☐	For	☐	Against	☐ Abstain

B	Non-Voting Items

Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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YOUR VOTE IS IMPORTANT

Regardless of whether you plan to attend the Annual Meeting of Shareholders,

you can be sure your shares are represented at the meeting

by promptly returning your proxy in the enclosed envelope.

¯ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ¯

Proxy — MPS Group, Inc.

1 Independent Drive

Jacksonville, Florida 32202

This Proxy is Solicited on Behalf of the Board of Directors

KNOW ALL MEN BY THESE PRESENTS that I, the undersigned shareholder of MPS Group, Inc., a Florida corporation (“the Company”), do hereby nominate, constitute, and appoint Derek E. Dewan and Timothy D. Payne, or any one or more of them, my true and lawful attorney(s) with full power of substitution for me and in my name, place and stead, to vote all of the common stock, par value $0.01 per share, of the Company standing in my name on its books on March 28, 2008, at the Annual Meeting of its Shareholders to be held at The Ponte Vedra Inn and Club, 200 Ponte Vedra Boulevard, Ponte Vedra Beach, Florida 32082, on May 14, 2008, at 9:00 a.m., local time, or at any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If you sign without otherwise marking the form, the securities will be voted as recommended by the Board of Directors on all matters to be considered at the meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PREPAID, SELF-ADDRESSED ENVELOPE.